SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.             )

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RSA Security Inc.

(Name of Registrant as Specified In Its Charter)

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RSA SECURITY INC.
Notice of Annual Meeting of Stockholders
RSA SECURITY WILL HOLD ITS
ANNUAL MEETING OF STOCKHOLDERS:
on Thursday, May 26, 2005
at 11:00 a.m., Eastern Time
at the offices of RSA Security Inc.
174 Middlesex Turnpike
Bedford, Massachusetts 01730
AGENDA FOR THE ANNUAL MEETING:

1.	Elect two Class II directors for the next three years;

2.	Approve our 2005 Stock Incentive Plan;

3.	Approve an amendment to our 1994 Employee Stock Purchase Plan to increase the number of shares of our Common Stock that we may issue under the plan from 3,100,000 to 4,100,000 shares;

4.	Ratify the appointment of Deloitte & Touche LLP as our independent public auditors for the year ending December 31, 2005; and

5.	Transact other business, if any, that may properly come before the Annual Meeting or any adjournment of the meeting.
      Stockholders of record at the close of business on Tuesday, April 5, 2005 are entitled to receive this notice of our Annual Meeting and to vote at the Annual Meeting and at any adjournments of the meeting.
      Included with this Notice and Proxy Statement is a copy of our Annual Report to Stockholders for the year ended December 31, 2004, which contains our consolidated financial statements and other information of interest to our stockholders.
      Your vote is important. Whether or not you plan to attend the Annual Meeting, please promptly complete, date and sign the enclosed proxy card and return it in the accompanying envelope, or follow the instructions on the proxy card to vote by telephone or over the Internet. If you mail the proxy card in the United States, postage is prepaid.

By Order of the Board of Directors,

Margaret K. Seif, Secretary
April 15, 2005

PROXY STATEMENT
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
PROPOSAL 1 -- ELECTION OF DIRECTORS
PROPOSAL 2 -- APPROVAL OF OUR 2005 STOCK INCENTIVE PLAN
PROPOSAL 3 -- APPROVAL OF AMENDMENT TO OUR 1994 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL 4 -- RATIFICATION OF THE APPOINTMENT OF AUDITORS
INFORMATION ABOUT OUR DIRECTORS, OFFICERS AND 5% STOCKHOLDERS
CORPORATE GOVERNANCE
COMPENSATION OF OUR DIRECTORS AND EXECUTIVE OFFICERS
COMPARATIVE STOCK PERFORMANCE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

RSA SECURITY INC.
174 Middlesex Turnpike
Bedford, Massachusetts 01730
PROXY STATEMENT
For our Annual Meeting of Stockholders to be held on May 26, 2005
      RSA Security Inc., a Delaware corporation (often referred to as “we” or “us” in this document), is sending you this proxy statement in connection with the solicitation of proxies by our Board of Directors for use at our Annual Meeting of Stockholders, which will be held on Thursday, May 26, 2005 at 11:00 a.m. at our offices, 174 Middlesex Turnpike, Bedford, Massachusetts. If the Annual Meeting is adjourned for any reason, then the proxies may be used at any adjournments of the Annual Meeting.
      We are first sending the Notice of Meeting, this proxy statement, the enclosed proxy card and our Annual Report to Stockholders for the year ended December 31, 2004 to our stockholders on or about April 15, 2005.
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
What is the purpose of the Annual Meeting?
      At the Annual Meeting, our stockholders will consider and vote on the following matters:

1.	The election of two Class II directors for the next three years;

2.	The approval of our 2005 Stock Incentive Plan;

3.	The approval of an amendment to our 1994 Employee Stock Purchase Plan, as amended, to increase the number of shares of our Common Stock that we may issue under the plan from 3,100,000 to 4,100,000 shares;

4.	The ratification of the appointment of Deloitte & Touche LLP as our independent public auditors for the year ending December 31, 2005; and

5.	The transaction of other business, if any, that may properly come before the Annual Meeting or any adjournment of the meeting.
Who can vote?
      To be able to vote, you must have been a stockholder of record at the close of business on April 5, 2005, the record date for the Annual Meeting. The number of shares entitled to vote at the meeting is 71,108,703 shares of our Common Stock, which is the number of shares that were issued and outstanding on the record date.
How many votes do I have?
      Each share of our Common Stock that you owned on the record date entitles you to one vote on each matter that is voted on.
Is my vote important?
      Your vote is important regardless of how many shares you own. Please take the time to vote. Take a moment to read the instructions below. Choose the method of voting that is easiest and most convenient for you and please cast your vote as soon as possible.

How can I vote?
      Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, that is, your shares are registered in your own name, not in “street name” by a bank or brokerage firm, then you can vote in any one of the following four ways:

1.	You may vote by mail. To vote by mail, you need to complete, date and sign the proxy card that accompanies this proxy statement and promptly mail it in the enclosed postage-prepaid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter described in this proxy statement, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of our Board of Directors. Our Board of Directors recommends that you vote FOR all four proposals.

2.	You may vote over the Internet. If you have Internet access, you may authorize the voting of your shares from any location in the world by following the “Vote-by-Internet” instructions set forth on the enclosed proxy card.

3.	You may vote by telephone. You may authorize the voting of your shares by following the “Vote-by-Telephone” instructions set forth on the enclosed proxy card.

4.	You may vote in person. If you attend the Annual Meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot at the meeting. Ballots will be available at the meeting.
      Beneficial Owner: Shares Held in “Street Name.” If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your bank or brokerage firm provides you. Many banks and brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on your vote instruction form. Under The NASDAQ Marketplace rules, if you do not give instructions to your bank or brokerage firm, it will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to certain “non-discretionary” items. For example, the election of directors is considered to be a discretionary item on which banks and brokerage firms may vote, while the approval of a stock plan or of an amendment to a stock plan is considered to be a non-discretionary item on which banks and brokerage firms may not vote without your instructions. In the case of non-discretionary items, the shares will be treated as “broker non-votes.” “Broker non-votes” are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have discretionary authority to vote on a particular matter.
      If you wish to come to the meeting to personally vote your shares held in street name, you will need to obtain a proxy card from the holder of record (i.e., your brokerage firm or bank).
Can I change my vote after I have mailed my proxy card or after I have authorized the voting of my shares over the Internet or by telephone?
      Yes. You can change your vote and revoke your proxy at any time before the polls close at the Annual Meeting by doing any one of the following things:

•	signing another proxy card with a later date;

•	giving our corporate Secretary a written notice before or at the meeting that you want to revoke your proxy; or

•	voting in person at the meeting.
      Your attendance at the meeting alone will not revoke your proxy.

What constitutes a quorum?
      In order for business to be conducted at the meeting, a quorum must be present. A quorum consists of the holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote at the meeting, that is, at least 35,554,352 shares.
      Shares of Common Stock represented in person or by proxy (including “broker non-votes” and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists. “Broker non-votes” are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have discretionary authority to vote on a particular matter.
      If a quorum is not present, the meeting will be adjourned until a quorum is obtained.
What vote is required for each item?
      Election of directors (Proposal 1): The two nominees receiving the highest number of votes cast at the meeting will be elected, regardless of whether that number represents a majority of the votes cast.
      All other proposals (Proposals 2-4): The affirmative vote of a majority of the total number of votes cast at the meeting is needed to approve each of these matters.
How will votes be counted?
      Each share of Common Stock will be counted as one vote, whether executed by you directly or through Internet or telephonic authorization, or on a ballot voted in person at the meeting. Shares will not be counted as voting on a particular matter if either (1) the holder of the shares abstains from voting on the matter, or (2) the shares are broker non-votes. As a result, abstentions and broker non-votes will have no effect on the outcome of voting at the meeting.
Who will count the votes?
      Our transfer agent and registrar, EquiServe Trust Company, N.A., will count, tabulate and certify the votes. A representative of EquiServe Trust Company, N.A. will serve as the inspector of elections at the meeting.
How does the Board of Directors recommend that I vote on the proposals?
      Our Board of Directors recommends that you vote FOR all four proposals.
Will any other business be conducted at the Annual Meeting or will other matters be voted on?
      We are not aware of any other business to be conducted or matters to be voted upon at the meeting. Under our By-Laws, the deadline for stockholders to notify us of any proposals or nominations for director to be presented for action at the Annual Meeting has passed. If any other matter properly comes before the meeting, the persons named in the proxy card that accompanies this proxy statement, whether executed by you directly or through Internet or telephonic authorization, will exercise their judgment in deciding how to vote, or otherwise act, at the meeting with respect to that matter or proposal.
Does RSA Security require members of its Board of Directors to attend the Annual Meeting?
      Our By-Laws and company policy require that the Chairman of our Board of Directors attend the Annual Meeting, and if he cannot attend, then our President would attend in his stead. The other members of our Board of Directors are welcome to attend the Annual Meeting, but are not required to do so. Two of our directors attended our 2004 annual meeting of stockholders.
Where can I find the voting results?
      We will report the voting results from the Annual Meeting in our Quarterly Report on Form 10-Q for the second quarter of 2005, which we expect to file with the Securities and Exchange Commission (the “SEC”) in August 2005.

Can I recommend a candidate for RSA Security’s Board of Directors?
      Yes. Stockholders may recommend director candidates for consideration by the Governance and Nominating Committee of our Board of Directors by submitting the stockholder’s name and address, the candidate’s name and address and the candidate’s resume to our Secretary and General Counsel at the address below. If a stockholder would like a candidate to be considered for inclusion in the proxy statement for our 2006 annual meeting, then the stockholder needs to follow the procedures for stockholder proposals outlined immediately below under “How and when may I submit a stockholder proposal for the 2006 annual meeting.” You can find more detailed information on our process for selecting Board members and our criteria for Board nominees in the section of this proxy statement entitled “Committees of our Board of Directors — Governance and Nominating Committee” and in the Corporate Governance Guidelines posted in the “investors” section of our website, www.rsasecurity.com.
How and when may I submit a stockholder proposal for the 2006 annual meeting?
      If you are interested in submitting a proposal or information about a proposed director candidate for inclusion in the proxy statement for our 2006 annual meeting, you need to follow the procedures outlined in Rule 14a-8 of the Securities Exchange Act of 1934. To be eligible for inclusion, your stockholder proposal or information about your proposed director candidate must be delivered to the address noted below no later than December 16, 2005.
      If you wish to present a proposal or a proposed director candidate at the 2006 annual meeting of stockholders, but do not wish to have the proposal or director candidate considered for inclusion in the proxy statement and proxy card, you must also give written notice to us at the address noted below. We must receive this required notice at least 60 days, but no more than 90 days, before the 2006 annual meeting. However, if we disclose the date of our 2006 annual meeting to the public less than 70 days before that meeting, then we must receive the required notice of a proposal or proposed director candidate within 10 days after we notify our stockholders of the meeting, either by mail or by public disclosure (whichever occurs first). If you do not provide timely notice of a proposal or proposed director candidate to be presented at the 2006 annual meeting of stockholders, then the persons named in the proxy card that accompanies the proxy statement for our 2006 annual meeting will decide, in their own discretion, whether or not, and how, to vote on that proposal or candidate.
      Any proposals, notices or information about proposed director candidates should be sent to:

RSA Security Inc.
174 Middlesex Turnpike
Bedford, MA 01730
Attention: Secretary and General Counsel
How can I communicate with RSA Security’s Board of Directors?
      Our stockholders may send communications to our Board of Directors by forwarding them to our Secretary and General Counsel at the above address. Our Secretary and General Counsel reviews and presents all stockholder communications to our Board in a timely fashion.
Who bears the costs of soliciting these proxies?
      We will bear the costs of soliciting proxies. We are soliciting proxies for the Annual Meeting by mailing this proxy statement and accompanying materials to our stockholders. We are also soliciting proxies in the following ways:

•	We have engaged an outside proxy solicitor who will solicit proxies by mail, telephone, facsimile, e-mail and personal interviews. We expect that the fees to the outside proxy solicitor will be approximately $6,500.

•	Our directors, officers and regular employees may, without additional pay, solicit proxies by telephone, facsimile, e-mail and personal interviews.

•	We will request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to the persons for whom they hold shares and request instructions for voting the proxies. We will reimburse the brokerage houses and other persons for their reasonable expenses in connection with this distribution.
How can I obtain a copy of RSA Security’s Annual Report on Form 10-K?
      Our Annual Report on Form 10-K is available in the “investors” section of our website at www.rsasecurity.com. Alternatively, if you would like us to send you a copy, without charge, please contact:

RSA Security Inc.
174 Middlesex Turnpike
Bedford, MA 01730
Attention: Investor Relations
(781) 515-5000
Whom should I contact if I have any questions?
      If you have any questions about the Annual Meeting or your ownership of our Common Stock, please contact our investor relations department at the address or telephone number listed above.
Householding of Annual Meeting materials
      Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write our investor relations department at the address or telephone number listed above. If you want to receive separate copies of our proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder.
PROPOSAL 1 — ELECTION OF DIRECTORS
      Our Board of Directors is divided into three classes, with one class being elected each year and members of each class holding office for a three-year term. We have three Class I directors, whose terms expire at our 2007 annual meeting of stockholders; three Class II directors, whose terms expire at this Annual Meeting; and three Class III directors, whose terms expire at our 2006 annual meeting of stockholders.
      At this Annual Meeting, our stockholders will have an opportunity to vote for two nominees for Class II directors: Richard A. DeMillo and Richard L. Earnest. Both nominees are currently directors of RSA Security, and you can find more information about each of them in the section of this proxy statement entitled “INFORMATION ABOUT OUR DIRECTORS, OFFICERS AND 5% STOCKHOLDERS — Our Board of Directors.”
      Taher Elgamal, currently our third Class II director, is not standing for reelection at the Annual Meeting. Dr. Elgamal will cease to be a director of RSA Security immediately after the Annual Meeting, at which time we will have two Class II directors and a vacancy for a third Class II director that may be filled before the 2008 annual meeting only by a majority vote of the remaining directors.
      The persons named in the enclosed proxy card will vote to elect these two nominees as Class II directors, unless you withhold authority to vote for the election of either or both nominees by marking the proxy card to that effect (whether executed by you or through Internet or telephonic voting). If elected, each nominee for Class II director will hold office until the 2008 annual meeting of stockholders and until his successor is elected and qualified. Each of the nominees has indicated his willingness to serve if elected. However, if either nominee should be unable to serve, the persons named in the proxy card may vote the proxy for a substitute nominee nominated by our Board of Directors, or our Board of Directors may reduce the number of directors.

      Our Board of Directors recommends a vote FOR each of the nominees.
PROPOSAL 2 — APPROVAL OF OUR 2005 STOCK INCENTIVE PLAN
      On March 28, 2005, our Board of Directors adopted our 2005 Stock Incentive Plan (the “2005 Plan”), and we are asking our stockholders to approve this plan. Until October 2004, we had two equity compensation plans: Our 1994 Stock Option Plan — 1998 Restatement (the “1994 Plan”), which allowed us to grant stock options and other equity awards to our officers (including our executive officers), directors and employees, and our Amended and Restated 1998 Non-Officer Employee Stock Incentive Plan (the “1998 Plan”), which allows us to grant awards only to non-executive employees (as well as advisers and consultants). In October 2004, the 1994 Plan expired, and therefore we are no longer able to grant stock options or other equity awards to our directors or executive officers. For the reasons outlined below under “Reasons for Adopting the 2005 Plan,” we believe that it is crucial that we have the ability to grant equity awards to our directors and all of our employees, including our executive officers.
      If our stockholders approve the 2005 Plan, then:

•	Effective as of the date of the Annual Meeting, we will amend our existing 1998 Plan to reduce the number of shares of our Common Stock available for future grant under the plan to 100,000 shares, plus shares that may become available after that date due to the expiration or termination of outstanding stock options.

•	Effective as of the date of the Annual Meeting, we will further amend the 1998 Plan to eliminate our ability to grant any awards other than stock options and stock appreciation rights under the plan.

•	With the reduction in available shares under our 1998 Plan described above, we will have a total of 7,000,000 shares of our Common Stock available for future grant — 100,000 shares under the 1998 Plan (not including shares that may become available in the future due to the expiration or termination of outstanding stock options) and 6,900,000 shares under the 2005 Plan. We have no other active stock plans under which we grant stock options, stock appreciation rights, restricted stock or other similar equity awards to our employees, officers or directors.

•	We will use the 2005 Plan as our primary vehicle for granting stock options and other equity awards to our non-executive employees, officers (including our executive officers) and directors. We will reserve the 1998 Plan for occasional, limited grants to non-executive employees. Consolidating nearly all of the shares available for grant under the broad-based 2005 Plan will alleviate the administrative burden of maintaining two active stock plans.

•	We expect that the shares available under the 2005 Plan and the 1998 Plan will be sufficient for approximately two years of equity awards to our employees, officers and directors, after which time we would need to ask our stockholders to approve additional shares. In addition, we pledge to our stockholders that, in each of the next three fiscal years, beginning with the year ending December 31, 2005, we will issue stock options and other stock awards under our 2005 Plan and 1998 Plan that cover no more than 5.44% of our outstanding Common Stock per fiscal year, as calculated in accordance with the burn-rate guidelines published by Institutional Shareholder Services (which guidelines are explained in more detail below in the Summary of 2005 Plan Provisions).
      On February 28, 2005, the last sales price per share of our Common Stock, as reported by The NASDAQ National Market, was $16.34.
Reasons for Adopting the 2005 Plan
      We remunerate our employees using three primary compensation components: (1) Salaries, which tend not to change significantly from year to year; (2) Cash incentive awards, which are intended to encourage our employees to achieve our internal one- and three-year performance goals; and (3) Stock options, which are intended to encourage our employees to enhance the company’s long-term performance. Stock options are a key component of our compensation of our employees, officers and directors, and our stock option program is broad-based, with nearly all of our employees receiving at least one stock option grant during their tenure with the company.
      We believe that stock options align the interests of our employees, officers and directors with those of our stockholders. All stock options granted to our employees, officers and directors have exercise prices equal to the fair market value of our Common Stock on the date of grant, so that the recipient will earn no compensation from his or her options unless the share price increases beyond the exercise price. In addition, stock options granted to our employees and officers generally vest over several years, which we believe provides an additional incentive for the recipient to add value to our business over the long term.
      The market for qualified and talented employees, officers and directors in our industry is highly competitive, and we compete for these personnel with many companies that have greater resources than we do. Equity compensation is a crucial component of a competitive compensation package, especially in the technology sector. If we fail to offer competitive compensation packages, then our current and potential future key personnel may find better opportunities at our competitors.
      Our Board of Directors recommends a vote FOR the approval of the 2005 Plan.
Summary of the 2005 Plan Provisions
      Some key features of the 2005 Plan are summarized below. Please keep in mind, however, that this brief summary is not a complete description of all the provisions of the 2005 Plan; you can find a complete copy of the 2005 Plan by going to the “investors” section of our website, www.rsasecurity.com, and clicking the link to our SEC filings. The 2005 Plan appears as an appendix to our Schedule 14A, which is the electronic version of this proxy statement that we filed with the SEC in April 2005. Alternatively, you can contact our investor relations department at the address or telephone number listed on page 5 of this proxy statement.

•	Corporate Governance. The 2005 Plan reflects our commitment to strong corporate governance practices, including:

•	Management of Burn-rate. We pledge to our stockholders that, in each of the next three fiscal years, beginning with the year ending December 31, 2005, we will issue stock options and other stock awards under our 2005 Plan and 1998 Plan that cover no more than 5.44% of our outstanding Common Stock per fiscal year, as calculated in accordance with the burn-rate guidelines published by Institutional Shareholder Services (ISS). In accordance with ISS’s guidelines, we will count restricted stock and other stock awards that are not stock options or stock appreciation rights as equivalent to:

•	1.5 option shares if our annual stock price volatility is 53% or higher,

•	two option shares if our annual stock price volatility is between 25% and 52%, and

•	four option shares if our annual stock price volatility is less than 25%.

•	No Evergreen Features. The maximum number of shares that we can issue under the 2005 Plan is fixed and cannot be increased without our stockholders’ approval.

•	Fixed Expiration Date. The 2005 Plan will expire on January 26, 2015. We cannot extend the term of the plan beyond that date without our stockholders’ approval.

•	No Repricing. The 2005 Plan prohibits us from repricing outstanding stock options or substituting lower-priced stock options for outstanding higher-priced stock options without our stockholders’ approval.

•	Administration by Compensation Committee. Our Board of Directors has delegated the administration of the 2005 Plan to the Board’s Compensation Committee, including the authority to grant awards, establish administrative guidelines under the plan and interpret the plan. Our Compensation Committee consists solely of independent, non-employee directors, and the Committee has engaged independent compensation consultants to advise it on compensation matters.

•	Authorized Shares and Share Limits. We may issue up to 6,900,000 shares of our Common Stock under the 2005 Plan. If our stockholders approve the 2005 Plan, then the number of shares of our Common Stock available for future grant under our existing 1998 Plan will be reduced to 100,000 shares, plus shares that may become available in the future due to the expiration or termination of outstanding stock options.

•	Limitation on Shares Per Participant Per Year. We may issue awards under the 2005 Plan for no more than 750,000 shares of our Common Stock to any one participant in any one calendar year.

•	Limitation on Restricted Stock and Other Stock Awards. Under our 2005 Plan, the number of shares of our Common Stock with respect to which we may grant restricted stock and other stock awards other than stock options and stock appreciation rights is limited to a maximum of 500,000 shares. If our stockholders approve the 2005 Plan, then we will also amend the 1998 Plan to eliminate our ability to grant any awards other than stock options and stock appreciation rights under the 1998 Plan.

•	Eligible Participants. Employees, officers, directors and consultants of RSA Security and its present and future parent and subsidiary corporations are eligible to receive awards under the 2005 Plan. As of December 31, 2004, approximately 1,150 employees, including our officers, and seven non-employee directors were eligible to receive awards under the 2005 Plan. We do not generally grant equity awards to our consultants. Because the granting of awards under the 2005 Plan is discretionary, we cannot now determine the number or type of awards to be granted in the future to any particular person or group.

•	Award Types. We may grant stock options, stock appreciation rights, restricted stock and other stock-based awards under the 2005 Plan.

•	Incentive Stock Options and Nonstatutory Stock Options. A stock option entitles the recipient to purchase a specified number of shares of our Common Stock at a specified exercise price and subject to the terms specified in the stock option agreement between the recipient and RSA Security. At the time of grant, our Compensation Committee determines the number of shares, exercise price (which may not be less than the fair market value of our Common Stock on the grant date) and other terms of each stock option, including when each stock option will become exercisable and whether or not the option is an incentive stock option (as defined in Section 422 of the Internal Revenue Code of 1986). However, under the Internal Revenue Code, only employees of RSA Security and its subsidiaries may receive incentive stock options. No stock option may have a term of more than 10 years. A recipient may exercise a stock option by delivering to RSA Security (1) cash or a check; (2) an irrevocable and unconditional undertaking by a creditworthy broker, or the recipient’s irrevocable and unconditional instructions to a creditworthy broker, to deliver to RSA Security sufficient funds to pay the exercise price and any required tax withholding; (3) shares of Common Stock owned by the recipient; (4) if the Compensation Committee permits, a promissory note or other lawful consideration; or (5) any combination of the above.

•	Stock Appreciation Rights. A stock appreciation right (“SAR”) entitles the recipient, upon exercise of the SAR, to receive an amount in cash, Common Stock or a combination of cash and Common Stock based on the appreciation in the fair market value of a share of our Common Stock after the date of grant. At the time of grant, our Compensation Committee determines the terms of each SAR, including the exercise price (which may not be less than the fair market value of our Common Stock on the grant date) and the times at which the SAR will become exercisable.

•	Restricted Stock. A restricted stock award entitles the recipient to acquire shares of our Common Stock that we may repurchase or cause the recipient to forfeit, in whole or in part, if the conditions specified in the restricted stock award are not met. At the time of grant, our Compensation Committee determines the terms of each restricted stock award, including the conditions that must be met in order to avoid repurchase or forfeiture and the vesting schedule, if any.

•	Other Stock-based Awards. Our Compensation Committee may grant to eligible participants awards of our Common Stock and other awards that are based or valued on shares of our Common

Stock, including awards entitling recipients to receive shares of Common Stock to be delivered in the future. At the time of grant, our Compensation Committee determines the terms of each stock-based award.

•	Adjustments. In the event of a stock split, reverse stock split, stock dividend or other distribution (other than an ordinary cash dividend), recapitalization, combination of shares, reclassification of shares, spin-off or other similar event or change in our capitalization, our Compensation Committee may, in its discretion, make appropriate adjustments to the number and kind of shares available under the 2005 Plan, the number and kind of shares subject to awards, the exercise price of outstanding stock options and the repurchase price of outstanding restricted stock.

•	Amendment. Our Board of Directors may amend, suspend or terminate the 2005 Plan at any time. However, no amendment that would require stockholder approval under Delaware’s corporation laws, The NASDAQ Marketplace rules or any other applicable law or regulation will become effective until our stockholders have approved it.
Federal Income Tax Consequences of the 2005 Plan
      The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the 2005 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.
Incentive Stock Options
      A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by RSA Security or any of its present or future parent or subsidiary corporations at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.
      A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock before satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition, and a portion of the profit will be compensation income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.
Nonstatutory Stock Options
      A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.
Stock Appreciation Rights
      A participant will not have income upon the grant of a SAR. The participant will generally recognize compensation income upon the exercise of a SAR equal to the amount of any cash received plus the fair market value of any stock received. Upon the sale of the stock received upon exercise of the SAR, if any, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.
Restricted Stock Awards
      A participant will not have income upon the grant of restricted stock unless he or she makes an election under Section 83(b) of the Internal Revenue Code of 1986 within 30 days of the date of grant. If the participant makes a timely 83(b) election, then he or she will have compensation income equal to the value of the stock at the time of grant less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.
Other Stock-based Awards
      The tax consequences associated with any other stock-based award granted under the 2005 Plan will vary depending on the specific terms of the award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant’s holding period and tax basis for the award or underlying Common Stock.
Tax Consequences to RSA Security
      There will be no tax consequences to RSA Security except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code of 1986.
PROPOSAL 3 — APPROVAL OF AMENDMENT TO
OUR 1994 EMPLOYEE STOCK PURCHASE PLAN
      On January 26, 2005, our Board of Directors approved an amendment to our 1994 Employee Stock Purchase Plan (the “Purchase Plan”) to increase the number of shares of our Common Stock that we may issue under the Purchase Plan from 3,100,000 to 4,100,000 shares. We are asking our stockholders to approve this amendment; the amendment will not go into effect unless our stockholders approve it.
      On February 28, 2005, the last sales price per share of our Common Stock, as reported by The NASDAQ National Market, was $16.34.
Reasons for Amending the Purchase Plan
      Our Board adopted this amendment to our Purchase Plan because the Board believes, based on past levels of participation by our employees, that the number of shares currently available under the Purchase Plan may not be enough to allow us to continue to offer this plan to our employees beyond the next two Offering Periods (as defined below). As of February 28, 2005, we had 499,340 shares available for issuance under the Purchase Plan. If our stockholders approve the amendment at the Annual Meeting, then we expect to have 1,499,340 shares available under the Purchase Plan as of the date of the Annual Meeting.
      Our Board of Directors recommends a vote FOR the approval of the Purchase Plan amendment.

Summary of the Purchase Plan Provisions
      Some key features of the Purchase Plan are summarized below. Please keep in mind, however, that this brief summary is not a complete description of all the provisions of the Purchase Plan; you can find our Purchase Plan, as proposed to be amended, by going to the “investors” section of our website, www.rsasecurity.com, and clicking the link to our SEC filings. The Purchase Plan appears as an appendix to our Schedule 14A, which is the electronic version of this proxy statement that we filed with the SEC in April 2005. Alternatively, you can contact our investor relations department at the address or telephone number listed on page 5 of this proxy statement.

•	Qualification. The Purchase Plan qualifies as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended.

•	Eligible Participants. All of our employees, including our directors who are also employees and the employees of our subsidiaries, are eligible to participate in the Purchase Plan, so long as (1) their customary employment is more than 20 hours per week and more than five months in any calendar year and (2) they have been employed by RSA Security or any of its subsidiaries for at least three months. Employees who would, immediately after a purchase under the plan, own 5% or more of the total combined voting power or value of our stock are not eligible to participate. Participation in the Purchase Plan is voluntary. As of February 28, 2005, approximately 1,100 of our 1,174 employees were eligible to participate in the Purchase Plan.

•	Offering Periods. Each employee who chooses to participate authorizes us to deduct a whole percentage from 1% to 10% from his or her regular pay during a designated six-month period (an “Offering Period”). The Compensation Committee of our Board of Directors may, at any time and in its discretion, increase or decrease the length of any Offering Period, up to a maximum length of 12 months.

•	Share Purchases. On the first day of each Offering Period, we grant to each participating employee an option to purchase shares of our Common Stock. On the last business day of the Offering Period, the employee is deemed to have exercised the option to purchase the number of whole shares of Common Stock that equals the employee’s payroll deductions that he or she accumulated during the Offering Period divided by the per share option price. Under the terms of the Purchase Plan, the option price is an amount equal to 85% of the fair market value per share of our Common Stock on either the first day or the last day of the Offering Period, whichever is lower.

•	Restrictions on Purchases. There are some restrictions on how many shares an employee may purchase: (1) No employee may purchase in any one Offering Period a number of shares that is more than 15% of the employee’s annual base pay for the Offering Period divided by 85% of the market value of one share of the Common Stock on the first day of the Offering Period. (2) No employee may be granted an option under the Purchase Plan that permits him or her to purchase more than $25,000 of our stock (based on the fair market value of the stock on the first day of the Offering Period) in any calendar year.

•	Termination of Participation. If an employee withdraws from the Purchase Plan for any reason before the last day of an Offering Period, then the employee is not entitled to exercise the option to purchase shares of Common Stock, and we refund the full amount of the employee’s accumulated payroll deductions. If an employee dies, we pay the refund to the employee’s designated beneficiary, the executor or administrator of the employee’s estate, or, if there is no designated beneficiary, executor or administrator, to another person that we may designate. An employee may, once per Offering Period, withdraw all or part of the balance accumulated in his or her payroll deduction account. If an employee withdraws all of the balance, then he or she may not participate in the Purchase Plan again for the rest of that Offering Period.

•	Amendment. Our Board of Directors may amend, suspend or terminate the Purchase Plan at any time. However, no amendment that would require stockholder approval under Delaware’s corporation laws, federal tax or securities laws, The NASDAQ Marketplace rules or any other applicable law or regulation will become effective until our stockholders have approved it. In addition, the Board may not amend the Purchase Plan in any way that would cause the plan not to comply with Section 16 of the Securities Exchange Act of 1934.

•	Historical Participation. Because participation in the Purchase Plan is voluntary, we cannot now determine the number of shares of Common Stock that any particular individual or group may purchase in the future. Each of the persons or groups of persons listed below has purchased the following number of shares of our Common Stock under the Purchase Plan (1) during the period from the initial adoption of the Purchase Plan in 1994 through February 28, 2005, and (2) during 2004:

Purchase Plan

	Number of
	Shares Purchased	Number of Shares
	Since Adoption	Purchased During
Name and Position	of Plan	2004

Arthur W. Coviello, Jr.	8,029	0
President and Chief Executive Officer
Jeffrey D. Glidden	0	0
Senior Vice President, Finance and Operations, and Chief Financial Officer
William L. McQuaide	12,044	1,115
Senior Vice President, Enterprise Products Division
Scott T. Schnell	9,568	1,963
Senior Vice President, Sales, Marketing and Professional Services
Joseph Uniejewski	8,975	1,848
Senior Vice President, Corporate Development, and Chief Technology Officer
All of our current executive officers as a group	64,715	6,448
All of our current directors who are not executive officers as a group	16,162	634
Associates of any of our directors or executive officers	0	0
All of our employees who are not executive officers as a group	2,535,944	294,423
Federal Income Tax Consequences of the Purchase Plan
      The following generally summarizes the United States federal income tax consequences that will arise with respect to participation in the Purchase Plan and with respect to the sale of Common Stock acquired under the plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.
Tax Consequences to Participants
      A participant will not have income upon enrolling in the Purchase Plan or upon purchasing stock at the end of an offering. A participant may have both compensation income and a capital gain or loss upon the sale of stock that was acquired under the plan. The amount of each type of income and loss will depend on when the participant sells the stock.
      If the participant sells the stock more than two years after the commencement of the offering during which the stock was purchased and more than one year after the date that the participant purchased the stock, at a profit (the sales proceeds exceed the purchase price), then the participant will have compensation income equal to the lesser of:

•	15% of the value of the stock on the day the offering commenced; and

•	the participant’s profit.
      Any excess profit will be long-term capital gain. If the participant sells the stock at a loss (if sales proceeds are less than the purchase price) after satisfying these waiting periods, then the loss will be a long-term capital loss.
      If the participant sells the stock prior to satisfying these waiting periods, then he or she will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have compensation income equal to the value of the stock on the day he or she purchased the stock less the purchase price. The participant also will have a capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day he or she purchased the stock. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.
Tax Consequences to RSA Security
      There will be no tax consequences to RSA Security except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code of 1986.
PROPOSAL 4 — RATIFICATION OF THE APPOINTMENT OF AUDITORS
      The Audit Committee of our Board of Directors has selected Deloitte & Touche LLP as our independent public auditors for the year ending December 31, 2005. Although stockholder approval of the Committee’s selection of Deloitte & Touche is not required by law, we believe that it is advisable to give stockholders an opportunity to ratify this selection. If our stockholders do not ratify this selection, then our Audit Committee will reconsider the selection. We expect that a representative of Deloitte & Touche, which served as our auditors for the year ended December 31, 2004, will be present at the Annual Meeting to respond to appropriate questions, and to make a statement if he or she wishes.
      Our Board of Directors recommends a vote FOR this proposal.
      We paid Deloitte & Touche LLP a total of $1,255,000 for professional services rendered for the year ended December 31, 2004 and $729,500 for professional services rendered for the year ended December 31, 2003. The following table provides information about these fees.

Year	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees(4)

2004	$1,140,000	$0	$115,000	$0
2003	598,500	33,000	98,000	0

(1)	Represents total fees billed by Deloitte & Touche for:

•	the audits of our annual financial statements for the years ended December 31, 2004 and 2003 and reviewing the financial statements included in our Quarterly Reports on Forms 10-Q during 2004 and 2003, including out-of-pocket expenses of Deloitte & Touche related to the audits and reviews;

•	services provided by Deloitte & Touche in connection with statutory filings for the years ended December 31, 2004 and 2003; and

•	services provided by Deloitte & Touche in connection with its attestations relating to our internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002, for the year ended December 31, 2004 only.

(2)	Represents total fees billed by Deloitte & Touche for audit-related services rendered during the year ended December 31, 2003 other than the services described in note (1) above. These fees consist of the following:

•	$14,000 for accounting consultations relating to various issues for 2003, and

•	$19,000 for review and assistance in connection with filings with the SEC as well as other SEC related matters for 2003.

(3)	Represents total fees billed by Deloitte & Touche for tax consulting and compliance services.

(4)	Deloitte & Touche did not perform any other services for us during 2004 and 2003.
      The Audit Committee of our Board of Directors believes that the non-audit services described above did not compromise Deloitte & Touche’s independence. The Audit Committee’s charter, which is included as an appendix to this proxy statement, requires that all proposals to engage Deloitte & Touche for services, and all proposed fees for these services, be submitted to the Audit Committee for approval before Deloitte & Touche may provide the services. None of the above fees were approved using the “de minimus exception” under SEC rules.
      We are a party to a nonexclusive Letter of Understanding dated as of November 13, 2000 with Deloitte & Touche LLP with respect to Deloitte & Touche’s Enterprise Risk Services practice. Under this Letter of Understanding, the parties agreed to share and protect each other’s confidential information in connection with their respective independent marketing of products and services to prospective clients in the area of electronic security. Under the Letter of Understanding, each party would independently enter into its own separate contracts with prospective clients for the sale of its own products and services. Neither party is obligated to provide products or services to the other or any prospective client of the other, nor is either party entitled to compensation from the other. In addition, the Letter of Understanding states that neither party is, nor shall it be considered to be, an agent, distributor, partner, joint venturer, fiduciary or representative of the other. In addition to periodic communications between the lead client service partner and the consulting professionals overseeing this arrangement on behalf of Deloitte & Touche, there has been communication by the lead client service partner with resources in Deloitte & Touche’s national office in connection with Deloitte & Touche’s efforts to monitor the Letter of Understanding for independence purposes. Deloitte & Touche has considered this arrangement and believes that it does not compromise Deloitte & Touche’s independence. The Audit Committee of our Board of Directors has discussed the Letter of Understanding with Deloitte & Touche and also believes that the Letter of Understanding does not compromise Deloitte & Touche’s independence.

INFORMATION ABOUT OUR DIRECTORS, OFFICERS AND 5% STOCKHOLDERS
Security Ownership of Certain Beneficial Owners and Management
      The following table contains information as of February 28, 2005 about the beneficial ownership of shares of our Common Stock by:

(1)	each person of whom we are aware who beneficially owns more than 5% of the outstanding shares of our Common Stock;

(2)	our directors and nominees for director;

(3)	Arthur W. Coviello, Jr., our Chief Executive Officer;

(4)	our four other most highly compensated executive officers who were serving as executive officers on December 31, 2004 (we refer to Mr. Coviello and the persons described in this clause (4) as our “Named Executive Officers”); and

(5)	all of our directors and executive officers as a group.

	Amount and Nature of
	Beneficial Ownership(1)

	Number of		Percent of
Name and Address of Beneficial Owner	Shares		Class

5% Stockholders
Citigroup, Inc.
399 Park Avenue
New York, NY 10043	7,270,213	(2)	10.2%

Franklin Resources, Inc.
One Franklin Parkway
San Mateo, CA 94403	4,399,460	(3)	6.2

Directors and Named Executive Officers
Robert P. Badavas	45,000	(4)	*
Arthur W. Coviello, Jr.	771,713	(5)	1.1
Richard A. DeMillo	90,000	(4)	*
Richard L. Earnest	191,000	(4)	*
Taher Elgamal	93,750	(6)	*
Jeffrey D. Glidden	96,250	(4)	*
Gloria C. Larson	156,353	(7)	*
Joseph B. Lassiter, III	261,900	(4)	*
William L. McQuaide	154,751	(8)	*
Scott T. Schnell	93,223	(9)	*
James K. Sims	258,200	(10)	*
Charles R. Stuckey, Jr.	846,147	(11)	1.2
Joseph Uniejewski	54,777	(12)	*
All executive officers and directors as a group (16 persons)	3,412,461	(13)	4.6

*	Less than 1%

(1)	As of February 28, 2005, we had 71,405,014 shares of our Common Stock outstanding. The number of shares that each stockholder, director and executive officer beneficially owns is determined under rules promulgated by the SEC. Under the SEC rules, a person is deemed to beneficially own (a) any shares that the person has sole or shared power to vote or invest and (b) any shares that the person has the right to acquire within 60 days after February 28, 2005 (i.e., April 28, 2005) through the exercise of any stock option or warrant, the conversion of any convertible security or the exercise of any other right. However, the inclusion of shares in this table does not mean that the named stockholder is a direct or indirect beneficial owner of the shares for any other purpose. Unless otherwise noted in the footnotes to this table, each person or entity named in the table has sole voting and investment power (or shares this power with his or her spouse) over all shares listed as owned by the person or entity.

(2)	Each of Citigroup Global Markets Inc., Citigroup Financial Products Inc., Citigroup Global Markets Holdings Inc. and Citigroup Inc. beneficially owns some or all of these shares. This information is based upon a Schedule 13G/ A that the stockholder filed with the SEC on February 10, 2005.

(3)	One or more open or closed-end investment companies or other managed accounts, which are advised by direct and indirect investment advisory subsidiaries of Franklin Resources, Inc. (the “Subsidiaries”), hold some or all of these shares under contracts that grant to the Subsidiaries all investment and/or voting power over the shares owned by advisory clients. Charles B. Johnson and Rupert H. Johnson, Jr. (the “Shareholders”) each own more than 10% of the outstanding common stock of Franklin Resources. Franklin Resources and the Shareholders may be deemed to beneficially own shares held by persons and entities advised by the Subsidiaries. Franklin Resources, the Shareholders and the Subsidiaries disclaim any economic interest or beneficial ownership in any shares listed in the table. This information is based upon a Schedule 13G/ A that the stockholder filed with the SEC on February 14, 2005.

(4)	Consists of shares that the officer or director may acquire by exercising stock options that vest on or before April 28, 2005.

(5)	Includes 685,058 shares that Mr. Coviello may acquire by exercising stock options that vest on or before April 28, 2005.

(6)	Includes 91,500 shares that Dr. Elgamal may acquire by exercising stock options that vest on or before April 28, 2005.

(7)	Includes 155,250 shares that Ms. Larson may acquire by exercising stock options that vest on or before April 28, 2005.

(8)	Includes 153,437 shares that Mr. McQuaide may acquire by exercising stock options that vest on or before April 28, 2005.

(9)	Includes 90,380 shares that Mr. Schnell may acquire by exercising stock options that vest on or before April 28, 2005.

(10)	Includes 238,200 shares that Mr. Sims may acquire by exercising stock options that vest on or before April 28, 2005.

(11)	Includes (a) 177,016 shares held by Charles R. Stuckey & Marilyn Y. Stuckey TTEES Charles R. Stuckey Revocable Trust, and (b) 651,637 shares that Mr. Stuckey may acquire by exercising stock options that vest on or before April 28, 2005. Mr. Stuckey disclaims beneficial ownership of the shares held by the trust.

(12)	Includes 53,942 shares that Mr. Uniejewski may acquire by exercising stock options that vest on or before April 28, 2005.

(13)	Includes a total of 3,091,014 shares that the directors and executive officers may acquire by exercising stock options that vest on or before April 28, 2005.

Our Board of Directors
      Below is information about each member of our Board of Directors, including those who are nominees for election as Class II directors. This information includes each director’s age and length of service as a director of RSA Security, his or her principal occupation and business experience for at least the past five years and the names of other publicly held companies of which he or she serves as a director. There are no family relationships among any of our directors, nominees for director and executive officers.

			Principal Occupation, Other Business
		Director	Experience During Past Five Years
Name	Age	Since	and Other Directorships

Directors Whose Terms Expire in 2007 (Class I Directors)

Gloria C. Larson	55	2001	Co-Chair of the Government Practices Group and Partner of Foley, Hoag and Eliot LLP, a law firm, since March 1996; Massachusetts Secretary of Economic Affairs from August 1993 to February 1996; Massachusetts Secretary of Consumer Affairs and Business Regulation from January 1991 to August 1993; Deputy Director of Consumer Protection of the Federal Trade Commission from February 1990 to January 1991; Member of the Board of Directors of KeySpan Corporation, a publicly traded energy distribution company; Member of the Board of Directors of UnumProvident Corporation, a publicly traded provider of disability income protection insurance.

Joseph B. Lassiter, III	57	1996	Joined Harvard University Graduate School of Business Administration in September 1996, where he is currently MBA Class of 1954 Professor of Management Practice; President of Wildfire Communications, Inc., a telecommunications software company, from July 1994 to February 1996; Vice President of Teradyne, Inc., a manufacturer of automatic test equipment, from January 1974 to February 1994.

Charles R. Stuckey, Jr.	62	1987	Chairman Emeritus of RSA Security since June 2003; Chairman of our Board of Directors from July 1996 to June 2003; President of RSA Security from January 1987 to March 1999; Chief Executive Officer of RSA Security from March 1987 to January 2000; Member of the Board of Directors of MatrixOne Inc., a publicly traded provider of Internet business collaboration software.

Nominees for Terms Expiring in 2008 (Class II Directors)

Richard A. DeMillo, Ph.D.	58	2002	Dean of the College of Computing, Georgia Institute of Technology since December 2002; Professor and Director of the Information Security Center, Georgia Institute of Technology since August 2002; Vice President and Chief Technology Officer of Hewlett-Packard Company, a leading provider of products, technologies, solutions and services to consumers and business, from August 2000 to September 2002; General Manager, Internet Systems Group, Vice President and General Manager, Information and Computer Sciences Research, of Telcordia Technologies (formerly Bellcore), a provider of telecommunications software and services, from July 1995 to August 2000.

			Principal Occupation, Other Business
		Director	Experience During Past Five Years
Name	Age	Since	and Other Directorships

Richard L. Earnest	62	1993	Chief Executive Officer of Xperius, Inc., a provider of solutions for strategic recruitment, hiring and tracking, from June 2002 to September 2003; Councilman of Del Mar City Council since December 1999; Chief Executive Officer of Personic, Inc. from March 2002 to June 2002 (Personic subsequently filed for federal bankruptcy protection under Chapter 7 in the United States District Court for the District of San Mateo County, California in September 2002); Chief Executive Officer of Data Critical Corporation from March 2001 to September 2001; Mayor of Del Mar, California from December 1998 to December 1999; Deputy Mayor of Del Mar, California from November 1997 to December 1998; Chief Executive Officer of Tudor Publishing Company from April 1995 to April 1997; independent consultant to start-up companies from June 1994 to March 1995; Chief Executive Officer of DEMAX Software, a provider of centralized security management software, from June 1993 to June 1994.

Director Whose Term Expires at the Annual Meeting (Class II Director)

Taher Elgamal, Ph.D.	49	1999	Chairman of the Board and Chief Executive Officer of Ektasis Inc., a provider of next generation Internet Application software, since March 2005; Co-Chairman of the Board of Directors and Chief Technology Officer of Securify, Inc., a provider of comprehensive security services for e-commerce and business and government applications, from November 2001 to March 2005; Chief Executive Officer of Securify, Inc. from June 1998 to January 1999 and from July 2000 to November 2001, and President from July 2000 to November 2001; President of the Information Security Group of The Kroll-O’Gara Company, a provider of information security software and services, from January 1999 to July 2000; Chief Scientist of Netscape Communications Corp., a developer of Internet browser software and an Internet portal provider, from April 1995 to June 1998; Director of Engineering of RSA Data Security, Inc., which we acquired in 1996, from October 1991 to April 1995; Member of the Boards of Directors of hi/fn, inc., a publicly traded provider of high-performance, multi-protocol packet processors, Phoenix Technologies Ltd., a publicly traded provider of system-enabling software solutions for PCs and connected digital devices, and Tumbleweed Communications Corp., a publicly traded provider of mission-critical Internet communications software products.

			Principal Occupation, Other Business
		Director	Experience During Past Five Years
Name	Age	Since	and Other Directorships

Directors Whose Terms Expire in 2006 (Class III Directors)

Robert P. Badavas	52	2000	Executive Vice President and Chief Financial Officer of TAC Worldwide Companies since November 2003; Senior Principal and Chief Operating Officer of Atlas Venture, a venture capital firm, from September 2001 to September 2003; Senior Corporate Adviser to the Office of the Chairman of Aether Systems, Inc., a provider of wireless data products and services, from September 2000 to June 2001; Chief Executive Officer of Cerulean Technology, Inc., a provider of mobile information systems applications, from December 1995 until Aether Systems, Inc. acquired the company in September 2000; Senior Vice President and Chief Financial Officer, among other capacities, of Chipcom Corporation, a manufacturer of computer networking intelligent switching systems, from October 1986 to October 1995.

Arthur W. Coviello, Jr.	51	1999	Chief Executive Officer of RSA Security since January 2000; President of RSA Security since March 1999; Executive Vice President of RSA Security from September 1995 to March 1999; Chief Financial Officer and Treasurer of RSA Security from October 1995 to August 1997; Chief Operating Officer of RSA Security from January 1997 to March 1999; Chief Operating Officer and Chief Financial Officer, among other capacities, for CrossComm Corporation, a developer of internetworking products, from March 1992 to January 1994.

James K. Sims	58	1997	Chairman of RSA Security’s Board of Directors since June 2003; Vice Chairman of RSA Security’s Board of Directors from October 2002 to June 2003; Chairman, Chief Executive Officer and Member of the Board of Directors of Gen3 Partners, Inc., a consulting company that specializes in science-based technology development, since September 1999; Chief Executive Officer, President and member of the Board of Directors of Cambridge Technology Partners (Massachusetts), Inc., an international consulting and systems integration firm, from February 1991 to July 1999; Member of the Board of Directors of Enterasys Networks, Inc., a publicly traded provider of infrastructure solutions to enterprise customers.

Our Executive Officers
      Below is information about each of our executive officers. This information includes each officer’s age, his or her position with RSA Security, the length of time he or she has held each position and his or her business experience for at least the past five years. Our Board of Directors elects our officers annually, and officers serve until they resign or we or the Board terminate their position. There are no family relationships among any of our directors, nominees for director and executive officers.

		Position and Business Experience
Name	Age	During Past Five Years

Arthur W. Coviello, Jr.	51	President and Chief Executive Officer. For more information, see “Our Board of Directors” above.

Jeffrey D. Glidden	54	Senior Vice President, Finance and Operations since July 2002; Chief Financial Officer since September 2002; and Treasurer since October 2002. Before joining us, Mr. Glidden was Chief Financial Officer of Stream International, a provider of outsourced customer care services, from April 1997 to July 2002.

William L. McQuaide	46	Senior Vice President, Enterprise Products Division since August 2003; Senior Vice President, Authentication Products Division from April 2002 to August 2003; Senior Vice President, Marketing from January 2002 to April 2002; Vice President, Product Management from October 1999 to January 2002; and Director of Marketing Programs from May 1997 to October 1999. Before joining us, Mr. McQuaide held a number of marketing and management positions, including Senior Channel Marketing Manager for technical workstations and servers, at the Hewlett-Packard Company from August 1993 to April 1997.

Scott T. Schnell	47	Senior Vice President, Sales, Marketing and Professional Services since April 2002; Senior Vice President, Sales, Marketing and Corporate Development from January 2002 to April 2002; Senior Vice President, Marketing and Corporate Development from October 2000 to January 2002; Senior Vice President, Marketing from July 1998 to October 2000; and Vice President of Marketing of RSA Data Security, Inc., which we acquired in 1996, from March 1996 to July 1998. Before joining RSA Data Security Inc., Mr. Schnell was Vice President, Marketing of Photonics Corporation, a provider of wireless network solutions, from June 1994 to July 1995.

Margaret K. Seif	44	General Counsel since March 1998, Secretary since June 1998, Senior Vice President since January 2000 and Vice President from June 1998 to January 2000. Before joining us, Ms. Seif was Vice President and General Counsel of Firefly Network, Inc., a personal information software company, from 1996 to 1998.

Joseph Uniejewski	51	Senior Vice President, Corporate Development, and Chief Technology Officer since August 2003; Senior Vice President, Web Access Management Division from July 2002 to August 2003; Senior Vice President, Engineering and Technical Services from January 2002 to July 2002; Senior Vice President, Engineering and Customer Support from October 2000 to January 2002; Senior Vice President, Engineering from October 1999 to October 2000; Vice President of Product Marketing from October 1998 to October 1999. Before joining us, Mr. Uniejewski served in various positions at Gradient Technologies, an application security provider, including Vice President of Engineering from 1996 to 1998.

		Position and Business Experience
Name	Age	During Past Five Years

Vivian M. Vitale	51	Senior Vice President, Human Resources since January 2000; Vice President, Human Resources from April 1997 to January 2000; and Director of Human Resources from June 1996 to April 1997. Before joining us, Ms. Vitale served as Director of Employment and Employee Relations at New England Business Services, a provider of business and computer forms, checks and promotional products for small businesses, from July 1994 to June 1996.

Gerard H. Wilson	49	Senior Vice President since October 2004; Chief Information Officer since May 1998; Vice President from May 1998 to October 2004. Before joining us, Mr. Wilson held various information systems management positions at Stratus computer from 1991 to 1998 and at Prime Computer from 1984 to 1991.

CORPORATE GOVERNANCE
      We are committed to strong and effective corporate governance because we believe that it leads to long-term value for our stockholders and, ultimately, makes us more competitive.

•	The majority of the members of our Board of Directors is independent, as defined by The NASDAQ Marketplace listing standards. Of our nine directors, only two (Mr. Coviello, our CEO, and Mr. Stuckey, our former CEO) do not meet the NASDAQ independence criteria.

•	Our Audit Committee, Compensation Committee and Governance and Nominating Committee are all composed solely of independent directors.

•	Our Board of Directors and Board committees are active in the execution of their duties. During 2004, our Board met 13 times, our Audit Committee met 13 times, our Compensation Committee met eight times, and our Governance and Nominating Committee met three times. All of our directors attended at least 85% of the meetings of our Board and of the committees on which they served.

•	The independent members of our Board of Directors regularly meet in executive session without Mr. Coviello or any other RSA Security employees present.

•	We have adopted written Corporate Governance Guidelines and a written Code of Ethics for all of our officers, employees and directors.

•	All of our Board committees have charters. The charters of our Audit Committee, Compensation Committee and Governance and Nominating Committee give each of these committees the authority to retain independent legal, accounting and other advisors.

•	We have a separate President and Chief Executive Officer (Mr. Coviello) and Chairman of the Board (Mr. Sims), instead of combining these two offices under one person. Our Chairman is an independent director.
      You can find our Corporate Governance Guidelines, Code of Ethics and the charters for our Audit, Compensation and Governance and Nominating Committees in the “investors” section of our website, www.rsasecurity.com, or by contacting our investor relations department at the address or telephone number set forth below. In addition, our Audit Committee charter is included as an appendix to this proxy statement. We will post any amendments to these documents on our website. If we grant a waiver of any part of our Code of Ethics to any of our executive officers or directors, we will disclose the waiver in a Current Report on Form 8-K that we will file with the SEC; you can find these reports and other SEC filings in the “investors” section of our website.

RSA Security Inc.
174 Middlesex Turnpike
Bedford, MA 01730
Attention: Investor Relations
(781) 515-5000
Committees of our Board of Directors
      Audit Committee: Our Audit Committee consists of Messrs. Badavas (Chairman) and Earnest and Dr. Elgamal, all three of whom meet The NASDAQ Marketplace criteria for independence. In addition, our Board has determined that Mr. Badavas is an “audit committee financial expert” as defined by the SEC. The Audit Committee’s responsibilities are:

•	Appointing, evaluating and, if necessary, terminating our independent auditors;

•	Overseeing our independent auditors’ independence and performance;

•	Setting our independent auditors’ compensation;

•	Preapproving all audit and non-audit services;

•	Reviewing and discussing our financial statements with our management and independent auditors; and

•	Coordinating our Board of Directors’ oversight of our internal accounting controls, disclosure controls and procedures and code of conduct.
      Compensation Committee: Our Compensation Committee consists of Messrs. Sims (Chairman) and Lassiter and Dr. DeMillo, all three of whom meet The NASDAQ Marketplace criteria for independence. The Compensation Committee’s responsibilities are:

•	Reviewing and approving corporate goals and objectives for the compensation of our Chief Executive Officer, evaluating the CEO’s performance in light of those goals and objectives, and setting the CEO’s compensation level based on this evaluation;

•	Reviewing and approving the compensation of our other executive officers;

•	Administering our stock plans and granting stock options and other equity compensation to our executive officers, directors and employees;

•	Reviewing and making recommendations to the full Board of Directors with respect to the compensation of our non-employee directors;

•	Overseeing the evaluation of our senior executives; and

•	Reviewing and making recommendations to the full Board of Directors with respect to succession planning.
      Governance and Nominating Committee: Our Governance and Nominating Committee consists of Messrs. Lassiter (Chairman) and Sims and Ms. Larson, all three of whom meet The NASDAQ Marketplace criteria for independence. The Committee’s responsibilities include:

•	Identifying individuals who are qualified to become Board members;

•	Recommending to the full Board of Directors the individuals to be nominated for election as directors at any meeting of stockholders;

•	Reviewing and making recommendations to the full Board of Directors with respect to our corporate governance principles; and

•	Overseeing the evaluation of our Board and management.
      The process for identifying and evaluating new (non-incumbent) candidates for our Board of Directors, whether recommended by one of our stockholders or from another source, is that the candidate is referred to our Governance and Nominating Committee, and the Committee members review the candidate’s resume. If the Committee members believe the candidate would potentially be desirable as a Board member, then one or more incumbent Board or Committee members would interview the candidate. After discussions among the Committee members and any other Board member(s) who interviewed the candidate, the Committee would decide whether to recommend to the full Board that the candidate be offered a position as a director.
      In evaluating a candidate, the Governance and Nominating Committee considers the independence of both the candidate and the incumbent Board members, the size of the Board and the number of other boards of directors on which the candidate serves. However, the Committee does not assign specific weights to particular criteria, and no one criterion is a prerequisite for consideration. In addition, in order to be considered for nomination to our Board of Directors, a candidate must have the following qualities:

•	A reputation for integrity, honesty and adherence to high ethical standards;

•	Business acumen and experience and the ability to exercise sound judgment with respect to RSA Security’s objectives;

•	A commitment to understand RSA Security and its industry and to regularly attend and participate in Board and committee meetings;

•	The interest and ability to understand the sometimes conflicting interests of the various constituencies of RSA Security, including stockholders, employees and customers, and to act in the interests of all stockholders; and

•	An absence of actual or potential conflicts of interest, or the appearance of conflicts of interest, that would impair the candidate’s ability to represent the interests of all stockholders.
      The process for considering an incumbent director for reelection to the Board of Directors is that the Governance and Nominating Committee considers the composition of the entire Board, the strengths and contributions of each member of the Board, and the strengths and contributions of the particular director being considered. After discussion among the Committee members, the Committee decides whether to recommend to the full Board that the director be nominated for reelection.
      You can find more detailed information on our process for selecting Board members and our criteria for Board nominees in the Corporate Governance Guidelines posted in the “investors” section of our website, www.rsasecurity.com. During 2004, we did not engage any search firm or pay fees to any third party in connection with the identification or evaluation of potential director candidates.
Audit Committee Report
      The primary function of the Audit Committee is to assist the Board of Directors in its oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements and our independent auditors’ qualifications, independence and performance.
      The Audit Committee has reviewed and discussed with our management our audited consolidated financial statements for the year ended December 31, 2004. The Audit Committee has reviewed and discussed with Deloitte & Touche LLP, our independent public auditors, our audited financial statements and the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). SAS 61 requires our independent auditors to discuss with the Audit Committee the following, among other things:

•	methods to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•	disagreements with management, if any, over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.
      The Audit Committee has also received from Deloitte & Touche the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee has discussed the matters disclosed in the letter and the independence of Deloitte & Touche with representatives of that firm. Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditors’ professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. The Audit Committee also considered whether the provision by Deloitte & Touche of the non-audit services discussed under “Proposal 4 — Ratification of the Appointment of Auditors” is compatible with maintaining the auditors’ independence and determined that the non-audit services were indeed compatible with maintaining Deloitte & Touche’s independence.
      Based on its discussions with management and Deloitte & Touche, and its review of the representations and information provided by management and Deloitte & Touche, the Audit Committee recommended to the Board of Directors that RSA Security’s audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the SEC.

      This Audit Committee Report is not incorporated by reference into any of our previous or future filings with the SEC, unless any such filing explicitly incorporates the Report.

Robert P. Badavas, Chairman
Richard L. Earnest
Taher Elgamal
COMPENSATION OF OUR DIRECTORS AND EXECUTIVE OFFICERS
Compensation Committee Report on Executive Compensation
      Our Compensation Committee is responsible for establishing our officers’ salaries and incentive compensation and for granting awards under our stock-based compensation plans. In determining our officers’ compensation, the Compensation Committee considers three factors:

1. External Competition. Our Compensation Committee endeavors to provide competitive compensation opportunities to our officers in order to help us attract and retain talented executives. The Committee, with the assistance of its outside compensation consultants, has established a compensation peer group of 13 companies that the Committee believes are our major competitors for employees and for sales of our products and services. The Committee evaluates the competitiveness of our compensation by comparing the compensation of our officers against the compensation of our peer group’s officers with similar positions and responsibilities, both in terms of the overall levels of compensation and the individual components of compensation. The Committee intends that if an officer as an individual and RSA Security as a whole achieve the individual and company performance goals determined by the Committee, then the officer should have an opportunity to receive compensation that is competitive with our peer group.

2. Internal Equity. The Committee intends that the compensation of each of our officers is commensurate with his or her position and responsibilities and equitable in comparison with the compensation of our other officers.

3. Long-term Interests of RSA Security. The Committee compensates each of our officers for the performance of the officer and RSA Security over our one-year and three-year plans.
      The Compensation Committee uses three components of compensation to remunerate our officers and other employees:

Base Salary. The Committee generally adjusts our officers’ base salaries when necessary to keep them in line with those of our peer companies.

Annual Cash Incentive Awards. Each officer is eligible to receive a cash incentive award if the officer as an individual and RSA Security as a whole achieve internal performance goals determined in advance by the Committee. The Committee uses incentive awards primarily to encourage our officers to achieve our one- and three-year performance plans.

Stock-based Awards. In general, the Committee grants stock-based awards to our officers in the form of stock options that vest over four or five years, with an exercise price equal to the fair market value of our common stock on the date of grant, so that the officer will earn no compensation from his or her options unless the share price increases beyond the exercise price. The Committee uses stock-based awards to help align the officers’ interests with those of our stockholders and to encourage our officers to contribute to RSA Security’s long-term market performance.

In addition, all stock option agreements between RSA Security and our officers provide that the stock option will become immediately exercisable in full if:

•	there is a change of control of RSA Security, and

•	within one year after the change of control either (1) RSA Security or its successor terminates the officer other than for cause, or (2) the officer voluntarily resigns because of a material diminution of his or her position or responsibilities or a relocation of his or her principal place of business by more than 50 miles.

The Committee believes that this change of control provision helps make our stock-based compensation competitive with our peer group companies’ stock-based compensation.

CEO Compensation. When determining the compensation of Arthur W. Coviello, Jr., our President and Chief Executive Officer, the Compensation Committee places greater emphasis on the strategic direction of RSA Security than it does when determining the compensation of our other officers. In addition to the factors listed above that the Compensation Committee considers when determining compensation for all of our officers including Mr. Coviello, the Committee also considers the following special factors for Mr. Coviello’s compensation:

•	How successfully the CEO anticipates opportunities and takes advantage of them, and anticipates problems and avoids them.

•	How successfully the CEO develops other RSA Security employees, especially those who report to him, and how this development furthers the company’s succession planning strategy.

•	How well the CEO interacts with the Board of Directors, including appropriately seeking and following the Board’s guidance.

2004 Compensation. The Compensation Committee determined the compensation of our executive officers, including Mr. Coviello, our CEO, during 2004 as follows:

2004 Base Salary: During 2004, the Compensation Committee did not make any changes to any of our executive officers’ base salaries because the Committee believed that our executive base salaries are competitive with those of our compensation peer group companies.

2004 Annual Cash Incentive Awards: Because we did not achieve during 2004 all of the corporate goals previously determined by the Compensation Committee, the Committee awarded each executive officer — including Mr. Coviello but excluding Scott T. Schnell, our Senior Vice President, Sales, Marketing and Professional Services — 90% of the amount of cash incentive that he or she was eligible to earn for 2004. Mr. Schnell’s cash incentive included commissions and equaled 145% of the amount he was eligible to earn.

2004 Stock-based Awards: In 2003 the Compensation Committee awarded to our executive officers stock options that were intended to cover two years of grants; therefore, in 2004 the Committee did not grant any stock-based awards to any executive officer who was an executive officer during 2003, other than Mr. Coviello. The Committee chose to grant Mr. Coviello a stock option award during 2004 because of Mr. Coviello’s outstanding performance during the previous 12 months and because the Committee’s analysis showed that Mr. Coviello’s equity compensation was below average in comparison with the CEO compensation of our compensation peer group companies. The Committee believed that granting a stock option to purchase 250,000 shares of our common stock, vesting over four years and with an exercise price equal to fair market value on the date of grant, would bring Mr. Coviello’s equity compensation in line with that of our peer group.

Tax matters. Section 162(m) of the Internal Revenue Code of 1986 generally prohibits public companies from taking a tax deduction for compensation over $1,000,000 paid to each of its Named Executive Officers unless certain requirements are met. In general, the Compensation Committee seeks to structure the stock-based compensation granted to our executive officers to allow the company to deduct the officers’ compensation; however, it is possible that compensation from our executive officers’ stock options may not be exempted from Section 162(m). In addition, the Committee may choose to authorize executive compensation that is not exempt from the $1,000,000 limit if the Committee believes the compensation is appropriate and in the best interests of RSA Security and our stockholders, after taking into consideration general business conditions and the performance of our executives.

James K. Sims, Chairman
Richard A. DeMillo
Joseph B. Lassiter, III
Compensation of our Directors
      We pay each of our non-employee directors (including Mr. Sims but excluding Mr. Stuckey) (1) an annual retainer fee of $20,000, payable in advance for the upcoming 12-month period, as of the date of each annual meeting of stockholders; (2) $2,000 for attendance at each Board meeting in which he or she participates, whether in person or by telephone; and (3) $1,000 for attendance at each meeting of a committee of the Board in which he or she participates, whether in person or by telephone, other than committee meetings held on the day of or on the day before or after a meeting of the full Board. We also reimburse all of our directors for expenses they incur in attending Board and committee meetings.
      In addition to these fees to which all non-employee directors are entitled, as Chairman, Mr. Sims receives an additional $4,000 for each Board or committee meeting that he attends. From July 2003 until the date of the Annual Meeting, the total fees payable to the Chairman, including the annual retainer fee and meeting fees, are subject to an annual maximum of $80,000.
      Beginning on the date of the Annual Meeting, the Chairman will continue to receive an additional $4,000 for each Board or committee meeting that he attends. However, these additional fees will be limited to an annual maximum of $60,000, and there will no longer be a cap on his total director fees, only on these additional fees.
      Directors who are also our employees do not receive any compensation in their capacities as directors.
      Historically, we have granted to each non-executive director (including Mr. Stuckey) an annual stock option to purchase 45,000 shares of Common Stock on the date of each annual meeting of stockholders, so long as the director continued to serve as a director immediately after the annual meeting. These stock options were fully exercisable on the date of grant, and the exercise price of the options was the closing price of our Common Stock on the date of grant on The NASDAQ National Market.
      In January 2005, our Board of Directors approved a new equity compensation plan for our non-executive directors, subject to our stockholders’ approval of our 2005 Stock Incentive Plan at the Annual Meeting:

•	When he or she is first elected to our Board of Directors, each non-employee director will receive a nonstatutory stock option to purchase 50,000 shares of our Common Stock.

•	On the date of each annual meeting of stockholders, each non-executive director (including Mr. Stuckey) will receive an annual nonstatutory stock option to purchase 25,000 shares of our Common Stock, so long as the director continues to serve as a director immediately after the annual meeting.

•	All stock options granted to our non-executive directors will have a term of eight years.

Compensation of our Executive Officers

Summary Compensation
      The following table contains information about the compensation of each of our Named Executive Officers for the three years ended December 31, 2004.
Summary Compensation Table

					Long-Term
					Compensation

					Awards

					Number of
		Annual Compensation			Shares		All Other
					Underlying		Compensation
Name and Principal Position	Year	Salary($)	Bonus($)		Options(#)		($)(1)

Arthur W. Coviello, Jr.	2004	$320,000	$360,000		250,000		$4,000
President and Chief	2003	320,000	536,000		300,000		4,000
Executive Officer	2002	296,016	80,000		614,998	(2)	1,480

Jeffrey D. Glidden(3)	2004	240,000	172,800		0		4,000
Senior Vice President,	2003	240,000	257,280		200,000		2,836
Finance and Operations, and Chief Financial	2002	85,538	17,724		300,000		0
Officer

William L. McQuaide	2004	240,000	172,800		0		2,952
Senior Vice President,	2003	225,000	229,942		150,000		3,215
Enterprise Products Division	2002	201,050	95,400		222,500	(2)	3,667

Scott T. Schnell	2004	270,000	590,931	(4)	0		4,000
Senior Vice President,	2003	270,000	389,606	(5)	150,000		1,825
Sales, Marketing and Professional Services	2002	249,610	168,256	(6)	423,039	(2)	1,883

Joseph Uniejewski	2004	249,984	180,000		0		4,000
Senior Vice President,	2003	249,984	262,050		150,000		4,000
Corporate Development, and Chief Technology	2002	249,984	28,000		267,500	(2)	3,605
Officer

(1)	Amounts in this column represent the value of our contributions on behalf of the Named Executive Officers to our 401(k) savings plan.

(2)	In November 2001, we offered to all of our employees the opportunity to request that we exchange any or all of the employees’ outstanding stock options for replacement stock options that were granted in June 2002, at least six months and one day after the cancellation of the old options. A portion of these shares represents replacement options from the Named Executive Officer’s participation in the employee option exchange program.

(3)	Mr. Glidden joined the company in July 2002.

(4)	$515,131 of this amount represents sales commissions.

(5)	$295,806 of this amount represents sales commissions.

(6)	$157,051 of this amount represents sales commissions.

Option Grants
      The following table contains information about grants of stock options during the year ended December 31, 2004 to each Named Executive Officer. We granted no stock appreciation rights during 2004.
Option Grants in Last Fiscal Year

	Individual Grants

		Percent of
		Total			Potential Realizable Value at
	Number of	Options			Assumed Annual Rates of
	Shares	Granted to	Exercise		Stock Price Appreciation for
	Underlying	Employees	Price		Option Term($)(3)
	Options	in Fiscal	Per Share	Expiration
Name	Granted(#)	Year(%)	($)(1)	Date(2)	5%	10%

Arthur W. Coviello, Jr.	250,000	8.4%	$18.52	9/27/2012	$1,737,330	$4,021,591
Jeffrey D. Glidden	0	0
William L. McQuaide	0	0
Scott T. Schnell	0	0
Joseph Uniejewski	0	0

(1)	The exercise price per share of each option is the closing price of our Common Stock on The NASDAQ National Market on the date of grant, which was determined by the Compensation Committee of our Board of Directors to be the fair market value of our Common Stock on the date of grant.

(2)	This option becomes exercisable with respect to 25% of the shares covered by the option on the first anniversary of the option grant and with respect to the remaining shares in 12 equal installments at the end of each three-month period after that date. The option vests in quarterly installments, and each installment expires on the fourth anniversary of its vesting date. The option terminates three months after termination of Mr. Coviello’s employment with us or upon the expiration of the final installment, whichever occurs earlier.

(3)	These amounts represent total hypothetical gains that Mr. Coviello could achieve if he were to exercise each of his stock options in full just before it expires. These amounts assume that our stock price will appreciate at a rate of 5% and 10% compounded annually from the date on which the options were granted until their expiration. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares. The gains shown are purely hypothetical; of course, we cannot predict how our stock price will perform in the future, nor can we predict how long an executive officer will actually remain an employee of RSA Security.

Aggregated Option Exercises and Year-End Option Table
      The following table contains information about stock options exercised during the year ended December 31, 2004 and stock options held on December 31, 2004 by each of our Named Executive Officers.
Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Shares
			Underlying
			Unexercised	Value of Unexercised
			Options at Fiscal	In-the-Money Options at
	Number of		Year End(#)	Fiscal Year End ($)(1)
	Shares	Value
	Acquired on	Realized	Exercisable/	Exercisable/
Name	Exercise(#)	($)	Unexercisable	Unexercisable

Arthur W. Coviello, Jr.	427,835	$3,539,002	612,871/660,626	$6,530,287/$4,769,066
Jeffrey D. Glidden	160,000	2,382,000	48,750/291,250	427,488/3,358,713
William L. McQuaide	104,448	1,183,514	119,531/210,313	158,059/2,278,545
Scott T. Schnell	105,760	1,463,384	78,313/251,007	377,315/2,923,312
Joseph Uniejewski	201,058	1,541,361	17,223/215,939	70,001/2,366,536

(1)	Value is based on the last sales price per share ($20.06) of our Common Stock on December 31, 2004, as reported on The NASDAQ National Market, less the exercise price of the stock option.

Employment Agreements
      We are a party to an Employment Agreement, dated as of April 1, 2000, with Arthur W. Coviello, Jr., providing for the employment of Mr. Coviello as our President and Chief Executive Officer and as a member of our Board of Directors. The agreement has an initial two-year term that ended on March 31, 2002, after which the agreement renews automatically for successive one-year terms until either party gives the other written notice of non-renewal. Under the agreement, Mr. Coviello is entitled to receive an annual base salary of at least $318,000, as well as annual bonuses upon the satisfaction of agreed-upon goals and objectives. Mr. Coviello is also entitled to receive the same standard employment benefits as our other executives. If we terminate Mr. Coviello’s employment other than for cause (as defined in the agreement), he will be entitled to receive severance payments equal to 24 months’ base salary, acceleration of all stock options and full medical and insurance benefits for 24 months after termination. If Mr. Coviello chooses to leave RSA Security’s management within 18 months after a change of control of RSA Security (as defined in the agreement), he will be entitled to receive a lump sum payment equal to two times his then current monthly base salary for a 12-month period. In addition, he will receive acceleration of all of his unvested stock options upon a change in control of RSA Security.
      We are a party to a Third Amended and Restated Employment Agreement, dated as of December 27, 2001, with Charles R. Stuckey, Jr., providing for Mr. Stuckey’s employment with RSA Security. The agreement had an initial term ending on December 31, 2002. After that date, the agreement renews automatically for a period of Reduced Employment Status beginning on January 1, 2003 and continuing through June 30, 2005, unless either party terminates the agreement earlier. “Reduced Employment Status” means reduced time commitment and compensation. The agreement provides that Mr. Stuckey is entitled to receive the same standard employment benefits as our other executives during the full term of the agreement. If we terminate Mr. Stuckey’s employment other than for cause (as defined in the agreement), then he will be entitled to receive acceleration of all of his unvested stock options and full medical and insurance benefits until the later of Mr. Stuckey’s death or the death of his spouse. If there is a change in control of RSA Security (as defined in the agreement), Mr. Stuckey will receive acceleration of all of his unvested stock options.
      In January 2003, Mr. Stuckey elected to continue his employment at Reduced Employment Status. As a result, Mr. Stuckey continues to serve as a member of our Board of Directors and as our executive adviser for at least five hours per month, for which service Mr. Stuckey receives an annual base salary of $75,000.

Noncompetition Agreements
      We have entered into noncompetition agreements with each of Arthur W. Coviello, Jr., Jeffrey D. Glidden, William L. McQuaide, Scott T. Schnell and Joseph Uniejewski. In the noncompetition agreements, each of these Named Executive Officers has agreed, through the first anniversary of the date on which his employment with RSA Security terminates, not to engage in any business activity that is directly or indirectly in competition in the United States with any of the products or services that we develop, provide or sell. Furthermore, each of these officers has agreed, through the first anniversary of the date on which his employment with RSA Security terminates, that he will not, directly or indirectly, employ any person who we have employed at any time during the term of the noncompetition agreement, or in any manner seek to induce any employee to leave his or her employment with us.

2000 Deferred Compensation Plan
      In March 2000, we adopted our 2000 Deferred Compensation Plan, as amended. Under the Deferred Compensation Plan, our executives may elect to defer up to 75% of their base salary, up to 100% of their annual bonus and up to the number of “Gain Shares,” as defined in the plan, that they acquire upon exercise of any of their stock options, which amounts are placed into a trust established under the plan. Upon the earlier of (1) the expiration of a number of full years, not fewer than three, determined by the participant, or (2) the participant’s retirement, termination, death or disability, deferred amounts will be paid to the participant or his or her beneficiaries, heirs or estate. We do not contribute any matching funds or other amounts to our executives’ funds held in the plan.

Other Executive Benefits
      We offer only a few additional benefits to our executive officers that we do not also make generally available to our other employees. These benefits are:

•	An annual car allowance in the amount of $6,900 for each executive officer;

•	Annual financial planning assistance in the amount of $3,000 for each executive officer;

•	For executive officers other than Mr. Coviello (whose severance payments are determined by his employment agreement with us, which agreement is described above), if we terminate an executive officer’s employment without cause, severance payments equal to six months’ base salary plus an additional month’s base salary for each year of continuous employment with RSA Security, up to a maximum of 12 months’ base salary; and

•	For Mr. Coviello, legal fees incurred by Mr. Coviello in connection with the negotiation of his employment agreement with us.

Securities Authorized for Issuance under our Equity Compensation Plans
      The following table contains information about our equity compensation plans as of December 31, 2004.
Equity Compensation Plan Information

			Number of Shares
			Remaining Available
			for Future Issuance
	Number of Shares to		under Equity
	be Issued upon	Weighted Average	Compensation Plans
	Exercise of	Exercise Price of	(Excluding Shares
	Outstanding Options	Outstanding Options	Reflected in
Plan Category	(Column A)	(Column B)	Column A)

Equity compensation plans that have been approved by our stockholders	4,894,491	$11.41	646,112	(1)
Equity compensation plans that have not been approved by our stockholders(2)	9,570,862	16.33	5,417,618	(3)
Total	14,465,353	14.67	6,063,730	(4)

(1)	All of these shares represent shares available for future purchase under our 1994 Employee Stock Purchase Plan.

(2)	This table excludes a total of 20,364 shares of our Common Stock issuable upon the exercise of outstanding stock options under the Xcert International, Inc. 1998 Equity Incentive Plan. We assumed the Xcert plan when we acquired Xcert International, Inc. in 2001. We do not grant stock options or other awards under this plan; we maintain the plan only to permit employees to exercise stock options that were granted to them under the plan before we acquired Xcert. The weighted average exercise price of the assumed options is $22.87.

(3)	All of these shares represent shares available at December 31, 2004 for future issuance under our Amended and Restated 1998 Non-Officer Stock Incentive Plan in the form of stock options, stock appreciation rights, restricted stock and other stock-based awards and securities convertible into our Common Stock. However, if our stockholders approve our 2005 Stock Incentive Plan at the Annual Meeting, then this number of shares available for future issuance under the 1998 Plan will be reduced to 100,000 shares, and the 1998 Plan will be amended to eliminate our ability to grant any awards other than stock options and stock appreciation rights under the plan (see description above under “Proposal 2 — Approval of our 2005 Stock Incentive Plan”).

(4)	This number includes 646,112 shares available for future purchase under our 1994 Employee Stock Purchase Plan.
      We have two equity compensation plans that we have not submitted to our stockholders for approval:
      1) our 1998 Plan; and
      2) the Xcert International, Inc. 1998 Equity Incentive Plan.
      Although we do not grant awards under the Xcert plan, we do grant awards under our 1998 Plan. Our Compensation Committee administers the 1998 Plan and determines the type, size, price and terms of each award. Although the 1998 Plan gives the Committee discretion to determine the exercise price of stock options, in practice the exercise price of each stock option granted under the plan is the closing price of our Common Stock, as reported on The NASDAQ National Market on the date of grant. All of our employees, consultants and advisors, other than those who are also executive officers or directors of RSA Security, are eligible to receive awards under our 1998 Plan.

COMPARATIVE STOCK PERFORMANCE
      The graph below compares the cumulative total stockholder return on our Common Stock for the period from December 31, 1999 through December 31, 2004 with the cumulative total return on Standard and Poor’s SmallCap 600 Index and the NASDAQ Computer and Data Processing Index. Each comparison assumes the investment of $100 on December 31, 1999 in our Common Stock and in each of the indices and, in each case, assumes reinvestment of all dividends.

	1999	2000	2001	2002	2003	2004

RSA Security Inc.	$100	$68.23	$33.79	$11.59	$27.58	$38.83

S&P SmallCap 600 Index	100	111.80	119.11	101.69	141.13	173.09

NASDAQ Computer and Data Processing Index	100	52.15	37.89	26.84	38.11	43.05

Certain Relationships and Related Transactions
      None.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our Common Stock (“Reporting Persons”) to file reports with the SEC disclosing their ownership of and transactions in our Common Stock and other equity securities. Whenever a Reporting Person files such a report with the SEC, the Reporting Person is also required to send us a copy. Based solely on our review of reports that we have received from the Reporting Persons, we believe that all of the Reporting Persons complied with all Section 16(a) filing requirements during 2004, except as described below:

(1)	Arthur W. Coviello, Jr. was late in reporting the exercise of two stock options; he reported these transactions on a Form 5.

(2)	John M. Parsons filed one late Form 4 reporting the grant of a stock option during 2004, due to an administrative error by RSA Security.

(3)	Each of Scott T. Schnell and Margaret K. Seif was late in reporting the exercise of a stock option and sale of the underlying shares, due to administrative errors by their stock brokers and RSA Security. Each of them reported these transactions on an amended Form 4.

(4)	Although Citigroup, Inc. and its affiliates filed with the SEC a Schedule 13G reporting ownership of more than 10% of our outstanding Common Stock during 2004, we have not received copies of any Section 16(a) reports with respect to their ownership of our Common Stock.

By Order of the Board of Directors,

Margaret K. Seif, Secretary
April 15, 2005

RSA SECURITY INC.
AUDIT COMMITTEE CHARTER

A.	Purpose
      The purpose of the Audit Committee is to assist the Board of Directors’ oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements, including:

•	the integrity of the Company’s financial statements;

•	the Company’s compliance with legal and regulatory requirements;

•	the independent auditor’s qualifications and independence; and

•	the performance of the Company’s independent auditors.

B.	Structure and Membership
      1. Number. The Audit Committee shall consist of at least three members of the Board of Directors.
      2. Independence. Except as otherwise permitted by the applicable rules of The NASDAQ Stock Market, each member of the Audit Committee shall (a) be an “independent director” as defined by such rules, (b) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (subject to the exemptions provided in Rule 10A-3(c)), and (c) not have participated in the preparation of the financial statements of the Company or any of its current subsidiaries at any time during the past three years.
      3. Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual’s financial sophistication, including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors, at least one member of the Audit Committee shall be an “audit committee financial expert,” as defined by applicable rules of the Securities and Exchange Commission.
      4. Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.
      5. Compensation. The Board shall determine the compensation of Audit Committee members. No member of the Audit Committee may directly or indirectly receive any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.
      6. Selection and Removal. The Board shall appoint members of the Audit Committee, upon the recommendation of the Governance and Nominating Committee. The Board of Directors may remove members of the Audit Committee from such Committee, with or without cause.

C.	Authority and Responsibilities

Oversight of Independent Auditors
      1. Selection. The Audit Committee is solely and directly responsible for appointing, retaining, evaluating and, when necessary, terminating the engagement of the Company’s independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.
      2. Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.
      3. Compensation. The Audit Committee has sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.
      4. Preapproval of Services. The Audit Committee shall preapprove (a) all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and (b) all other services (including review, attest and non-audit) to be provided to the Company by the independent auditor (other than de minimis non-audit services approved in accordance with applicable SEC rules). In addition, the Audit Committee shall ratify all non-audit services to be provided by the Company by firms other than the independent auditor.
      5. Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee has sole and direct responsibility for overseeing the work of the independent auditor, including the resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

•	critical accounting policies and practices;

•	alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	other material written communications between the independent auditor and Company management.

Review of Audited Financial Statements
      6. Review and Discussion of Audited Financial Statements. The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.
      7. Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.
      8. Audit Committee Report. The Audit Committee shall prepare the report described in Item 306 of Regulation S-K for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders.

Review of Other Financial Disclosures
      9. Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information before the Company’s disclosure of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information that are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee if the Company proposes to disclose interim financial information before the completion of the independent auditor’s review of interim financial information.

      10. Earnings Release and Other Financial Information. The Audit Committee shall discuss the types of information to be disclosed in the Company’s earnings press releases, financial information and earnings guidance provided to analysts, rating agencies and others.
      11. Quarterly Financial Statements. The Audit Committee shall discuss with the Company’s management and independent auditors the Company’s quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Controls and Procedures
      12. Oversight. The Audit Committee shall coordinate the Board of Directors’ oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Securities Exchange Act of 1934, as amended.
      13. Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.
      14. Related-Party Transactions. The Audit Committee shall review all “related party transactions” (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K) on an ongoing basis, and all such transactions must be approved by the Audit Committee.
      15. Hiring Policies. The Audit Committee shall establish policies regarding the hiring of employees or former employees of the Company’s independent auditors.
      16. Evaluation of Financial Management. The Audit Committee shall coordinate with the Compensation Committee the evaluation of the Company’s financial management personnel.

General
      17. Business Judgment. The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.
      18. Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.	Procedures and Administration
      1. Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with the independent auditor and the Company’s management. The Audit Committee shall keep such records of its meetings as it deems appropriate.
      2. Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

      3. Reports to Board. The Audit Committee shall report regularly to the Board of Directors.
      4. Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.
      5. Independent Advisors. The Audit Committee has the authority, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.
      6. Investigations. The Audit Committee has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.
Adopted by the Board of Directors on July 21, 2004

SDM-PS-05

RSA SECURITY INC.

2005 STOCK INCENTIVE PLAN

1.      Purpose. The purpose of this 2005 Stock Incentive Plan of RSA Security Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” includes the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”), and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Company’s Board of Directors (the “Board”).

2.      Eligibility. All of the Company’s employees, officers, directors, consultants and advisors are eligible to receive options, stock appreciation rights, restricted stock and other stock-based awards (each, an “Award”) under this Plan. Each person who receives an Award under this Plan is a “Participant.”

3.      Administration and Delegation.

        (a)      Administration by Board of Directors. The Board administers this Plan. The Board has authority to grant Awards and to adopt, amend and repeal administrative rules, guidelines and practices relating to this Plan as it deems advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in this Plan or any Award in the manner and extent that it deems expedient to carry this Plan into effect, and the Board is the sole and final judge of such expediency. All decisions by the Board are made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in this Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under this Plan made in good faith.

        (b)      Appointment of Committees. To the extent permitted by applicable law, the Board may delegate its powers under this Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in this Plan to the “Board” means the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under this Plan have been delegated to such Committee or officers.

        (c)      Delegation to Officers. To the extent permitted by applicable law, the Board may delegate to one or more of the Company’s officers the power to (1) grant Awards to employees and officers of the Company and its present and future subsidiary corporations and (2) exercise such other powers under this Plan as the Board may determine. However, the Board shall fix the terms of the Awards (including the exercise price of the Awards, which may include a formula for determining the exercise price) and the maximum number of shares subject to the Awards that the officers may grant. In addition, no officer is authorized to grant Awards to any of the Company’s “executive officers” (as defined by Rule 3b-7 under the Securities Exchange Act of 1934 (the “Exchange Act”)) or “officers” (as defined by Rule 16a-1 under the Exchange Act).

4.      Stock Available for Awards.

        (a)      Number of Shares. Subject to adjustment under Section 9, the Company may make Awards under this Plan for up to 6,900,000 shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”). Shares issued under this Plan may consist in whole or in part of authorized but unissued shares or treasury shares. If any Award (1) expires; (2) is terminated, surrendered or canceled without having been fully exercised; (3) is forfeited in whole or in part (including as the result of shares of Common Stock subject to the Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right); or (4) otherwise results in any Common Stock not being issued, the unused Common Stock covered by the Award shall again be available for the grant of Awards under this Plan. However, the provisions of this Section 4(a) are subject to the following limitations:

               (1)      Net Issuance Features. In the case of an Award containing a net share issuance feature under which a Participant may exercise the Award in whole or in part by forfeiting a portion of the shares subject to the Award, the full number of shares exercised, including the forfeited shares, shall be considered issued for purposes of this Plan and no longer available for the grant of Awards under this Plan.

               (2)      Stock-Settled SARs. In the case of a Participant who receives shares of Common Stock upon the exercise of a stock appreciation right, the shares subject to the full portion of the stock appreciation right being exercised (not solely the shares actually issued to the Participant) shall be considered issued for purposes of this Plan and no longer available for the grant of Awards under this Plan.

               (3)      Tendered Shares. In the case of a Participant who tenders shares of Common Stock to the Company to exercise an Award, the tendered shares shall not be added to the number of shares of Common Stock available for the grant of Awards under this Plan.

               (4)      Incentive Stock Options. In the case of Incentive Stock Options (as defined below), the provisions of this Section 4(a) are subject to any limitations under the Code.

        (b)      Sub-limits.

               (1)      Section 162(m) Per-Participant Limit. The maximum number of shares of Common Stock with respect to which the Company may grant Awards to any Participant under this Plan is 750,000 per calendar year. For purposes of this limit, the combination of an Option in tandem with an SAR (as each is defined below) is treated as a single Award. The per-Participant limit described in this Section 4(b)(1) shall be construed and applied consistently with Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder (“Section 162(m)”).

               (2)      Limit on Awards other than Options and SARS. The maximum number of shares with respect to which the Company may grant Awards other than Options and SARs is 500,000 shares.

5.      Stock Options.

        (a)      General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as the Board may consider necessary or advisable. An Option that is not intended to be an Incentive Stock Option (as defined below) shall be designated a “Nonstatutory Stock Option.”

        (b)      Incentive Stock Options. The Board may grant Options that the Board intends to be “incentive stock options” as defined in Section 422 of the Code (each, an “Incentive Stock Option”) only to employees of (1) the Company, (2) any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, or (3) any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. Incentive Stock Options are subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company has no liability to a Participant or any other party if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action the Board takes pursuant to Section 10(f), including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.

        (c)      Exercise Price. The Board shall establish the exercise price of each Option and specify the exercise price in the applicable option agreement; however, the exercise price may not be less than the Fair Market Value (as defined below) of the Common Stock on the date the Option is granted.

        (d)      Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement. However, no Option may have a term of more than 10 years.

        (e)      Exercise of Option. Participants may exercise Options by delivering to the Company or its designated equity compensation administrator a written notice of exercise signed by the proper person or any other form of notice (including electronic notice) that the Board may approve, together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised. The Company shall deliver shares of Common Stock subject to the Option after exercise either as soon as practicable or, subject to any conditions that the Board may specify, on a deferred basis (in which case, the Company’s obligation will be evidenced by an instrument providing for future delivery of the deferred shares at the time or times that the Board specifies).

        (f)      Payment Upon Exercise. Participants shall pay for Common Stock purchased upon the exercise of an Option granted under this Plan as follows:

               (1) in cash or by check, payable to the order of the Company;

               (2) except as the Board may otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery of a copy of the Participant’s irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

               (3) when the Common Stock is registered under the Exchange Act, by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board (“Fair Market Value”), so long as (i) such method of payment is then permitted under applicable law, (ii) the Participant has owned such Common Stock, if acquired directly from the Company, for such minimum period of time, if any, as the Board may establish in its discretion, and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

               (4) to the extent permitted by applicable law and by the Board, by (i) delivery of a promissory note of the Participant to the Company on terms that the Board determines, or (ii) payment of such other lawful consideration as the Board may determine; or

               (5) by any combination of the above.

        (g)      Substitute Options. In connection with a merger or consolidation of an entity with the Company or the Company’s acquisition of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. The Board may grant substitute Options on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

        (h)      Limitation on Repricing. Unless approved by the Company’s stockholders, (1) no outstanding Option granted under this Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of the outstanding Option (other than adjustments pursuant to Section 9) and (2) the Board may not cancel any outstanding Option and grant substitute Awards under this Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled Option.

6.      Stock Appreciation Rights.

        (a)      General. A stock appreciation right (“SAR”) is an Award entitling the holder, upon exercise, to receive an amount in cash or Common Stock or a combination thereof (as the

Board determines) determined in whole or in part by reference to appreciation in the fair market value of a share of Common Stock after the date of grant. SARs may be based solely on appreciation in the fair market value of Common Stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited to) appreciation in a recognized market index. The date as of which such appreciation or other measure is determined shall be the exercise date unless the Board specifies another date in the SAR Award.

        (b)      Grants. The Board may grant SARs in tandem with, or independently of, Options granted under this Plan.

        (c)      Exercise Price. The Board shall establish the exercise price of each SAR; however, the exercise price may not be less than the Fair Market Value of the Common Stock on the date the SAR is granted.

        (d)      Exercise. Participants may exercise SARs by delivering to the Company or its designated equity compensation administrator a written notice of exercise signed by the proper person or any other form of notice (including electronic notice) that the Board may approve, together with any other documents that the Board may require.

7.      Restricted Stock.

        (a)      General. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase from the Participant all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) (each, a “Restricted Stock Award”). The Board shall determine the terms and conditions of each Restricted Stock Award, including the conditions for repurchase (or forfeiture), the restriction period and the issue price, if any.

        (b)      Stock Certificates. The Company shall register any stock certificates with respect to a Restricted Stock Award in the name of the Participant, and, unless the Board otherwise determines, the Participant shall deposit such stock certificates, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or its designee) shall deliver the certificates no longer subject to such restrictions to the Participant. If the Participant has died, then the Company (or its designee) shall deliver such certificates to the beneficiary that the Participant has designated, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, “Designated Beneficiary” means the Participant’s estate.

        (c)      Deferred Delivery of Shares. At the time any Restricted Stock Award is granted, the Board may provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Company shall instead deliver to the Participant an instrument evidencing the right to future delivery of Common Stock at such time, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which delivery of all or any part of the Common Stock shall take place. The Board may also permit an exchange of unvested shares of Common Stock that have already been delivered to a Participant for an instrument evidencing the right to future delivery of Common Stock at such time, and on such conditions, as the Board may specify.

8.      Other Stock-Based Awards. The Board may grant to Participants other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property (“Other Stock Unit Awards”), including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Other Stock Unit Awards are also available as a form of payment in the settlement of other Awards granted under this Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Unit Awards may be paid in shares of Common Stock or cash, as the Board determines. Subject to the provisions of this Plan, the Board shall determine the conditions of each Other Stock Unit Awards, including any applicable purchase price. At the time the Board grants any Award, the Board may provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Company shall instead deliver to the Participant an instrument evidencing the Participant’s right to future delivery of the Common Stock.

9.      Adjustments for Changes in Common Stock and Certain Other Events.

        (a)      Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than an ordinary cash dividend, the Company shall appropriately adjust (or make substitute Awards, if applicable), to the extent determined by the Board, (i) the number and class of securities available under this Plan, (ii) the sub-limits set forth in Section 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share- and per-share provisions of each SAR, (v) the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share- and per-share-related provisions of each outstanding Other Stock Unit Award.

        (b)      Reorganization Events.

               (1)      Definition. A “Reorganization Event” means (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Company’s Common Stock is cancelled or converted into or exchanged for the right to receive cash, securities or other property, (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of the Company.

               (2)      Consequences of a Reorganization Event on Awards Other than Restricted Stock Awards. In connection with a Reorganization Event, the Board shall take any of the following actions as to all or any outstanding Awards on such terms as the Board may determine:

(i)	provide that the acquiring or succeeding corporation (or an affiliate thereof) shall assume the Awards or substitute substantially equivalent Awards;

(ii)	upon written notice to a Participant, provide that the Participant’s unexercised Awards shall become exercisable in full and will terminate immediately before the consummation of the Reorganization Event unless the Participant exercises them within a specified period after the date of such notice;

(iii)	provide that outstanding Awards shall become realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part, before or upon the Reorganization Event;

(iv)	in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to a Participant equal to (A) the Acquisition Price times the number of shares of Common Stock subject to the Participant’s Awards (to the extent the exercise price does not exceed the Acquisition Price) minus (B) the aggregate exercise price of all such outstanding Awards, in exchange for the termination of such Awards;

(v)	provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof); or

(vi)	any combination of the above.

               For purposes of clause (i) above, an Option shall be considered assumed if, after consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately before the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately before the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock). However, if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), then the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

               To the extent all or any portion of an Option becomes exercisable solely as a result of clause (ii) above, the Board may provide that upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price. Such repurchase right (x) shall lapse at the same rate as the Option would have become exercisable under its terms and (y) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to clause (ii) above.

               (3)      Consequences of a Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property that the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

10.      General Provisions Applicable to Awards.

        (a)      Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Participants shall not sell, assign, transfer, pledge or otherwise encumber any Award, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order. During the life of the Participant, only the Participant may exercise an Award. References to a “Participant,” to the extent relevant in the context, include references to authorized transferees.

        (b)      Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board determines. Each Award may contain terms and conditions in addition to those set forth in this Plan.

        (c)      Board Discretion. Except as this Plan otherwise provides, the Board may make each Award alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

        (d)      Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

        (e)      Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with an Award to such Participant. Except as the Board may otherwise provide in an Award, for so long as the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivering shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. However, except as the Board otherwise provides, the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

        (f)      Amendment of Award. Except as otherwise provided in Section 5(h), the Board may amend, modify or terminate any outstanding Award, including but not limited to substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, so long as the Participant consents to such action, unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

        (g)      Conditions on Delivery of Stock. The Company is not obligated to deliver any shares of Common Stock pursuant to this Plan or to remove restrictions from shares previously delivered under this Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

        (h)      Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

11.      Miscellaneous.

        (a)      No Right To Employment or Other Status. No person has any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under this Plan, except as expressly provided in the applicable Award.

        (b)      No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary has any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. However, if the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for the dividend), then an optionee who exercises an Option between the record date and the distribution date for the stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon the Option exercise, even though such shares were not outstanding as of the close of business on the record date for such stock dividend.

        (c)      Effective Date and Term of Plan. This Plan becomes effective on the date on which the Board adopts it, but the Company shall grant no Award until the Company’s stockholders approve the Plan. The Company shall grant no Awards under this Plan after the completion of 10 years from the earlier of (i) the date on which the Board adopts this Plan or (ii) the date the Company’s stockholders approve this Plan, but previously granted Awards may extend beyond that date.

        (d)      Amendment of Plan. The Board may amend, suspend or terminate this Plan or any portion thereof at any time, except that, to the extent the Board determines, no amendment requiring stockholder approval under any applicable legal, regulatory or listing requirement shall become effective until the stockholders have approved it. The Company shall make no Award that is conditioned upon stockholder approval of any amendment to this Plan.

        (e)      Provisions for Foreign Participants. The Board may modify Awards or Options granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under this Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

        (f)      Governing Law. The provisions of this Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

Adopted by the Board of Directors on March 28, 2005

RSA SECURITY INC.

1994 EMPLOYEE STOCK PURCHASE PLAN

     The purpose of this Plan is to provide eligible employees of RSA Security Inc. (the “Company”) and certain of its subsidiaries with opportunities to purchase shares of the Company’s Common Stock, $.01 par value (the “Common Stock”). One Hundred Thousand (100,000) shares (after giving effect to the Company’s one-for-two reverse stock split effective as of October 24, 1994) of Common Stock in the aggregate have been approved for this purpose.

1.      Administration. The Plan will be administered by the Company’s Board of Directors (the “Board”) or by a Committee appointed by the Board (the “Committee”). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

2.      Eligibility. Participation in the Plan will neither be permitted nor denied contrary to the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations promulgated thereunder. All employees of the Company, including directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a “Designated Subsidiary”), are eligible to participate in any one or more of the offerings of Options (as defined below) to purchase Common Stock under the Plan, provided that:

     (a)      they are regularly employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and

     (b)      they have been employed by the Company or a Designated Subsidiary for at least three months prior to enrolling in the Plan; and

     (c)      they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

     No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

3.      Offerings. The Company will make one or more offerings (“Offerings”) to employees to purchase Common Stock under this Plan. The Board or the Committee shall determine the commencement dates of each of the Offerings (the “Offering Commencement Dates”). Each Offering Commencement Date will begin a period (a “Plan Period”) during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan

Period. The Board or the Committee shall choose a Plan Period of twelve (12) months or less for each of the Offerings and may, at its discretion, choose a different Plan Period for each Offering.

4.      Participation. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the Controller of the Company at least 14 days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term “Compensation” means the amount of money reportable on the employee’s Federal Income Tax Withholding Statement, excluding overtime, shift premium, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee’s Federal Income Tax Withholding Statement, but including, in the case of salespersons, sales commissions to the extent determined by the Board or the Committee.

5.      Deductions.

        (a) The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in any dollar amount up to a maximum of 10% of the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made. Payroll deductions may be at the rate of 1%, 2%, 3%, 4%, 5%, 6%, 7%, 8%, 9% or 10% of Compensation.

        (b) No employee may be granted an Option which permits his rights to purchase Common Stock under this Plan and any other stock purchase plan of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

6.      Deduction Changes. An employee may decrease or discontinue his payroll deduction once during any Plan Period by filing a new payroll deduction authorization form. However, an employee may not increase his payroll deduction during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, but does not elect to withdraw his funds pursuant to Section 8 hereof, funds deducted prior to his election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

7.      Interest. Interest will not be paid on any employee payroll deduction accounts, except to the extent that the Board or its Committee, in its sole discretion, elects to credit such accounts with interest at such per annum rate as it may from time to time determine.

8.      Withdrawal of Funds. An employee may on any one occasion during a Plan Period and for any reason withdraw all or part of the balance accumulated in the employee’s payroll deduction account. Any such withdrawal must be effected prior to the close of business on the last day of the Plan Period. If the employee withdraws all of such balance, the employee shall thereby withdraw from participation in the Offering and may not begin participation again during the remainder of the Plan Period. Any employee withdrawing all or part of such balance may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee, except that, unless otherwise permitted under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder, any employee who is also a director and/or officer of the Company within the meaning of Section 16 of the Exchange Act may not (a) withdraw less than all of the balance accumulated in such employee’s payroll deduction account or (b) participate again for a period of at least six months as provided in Rule 16b-3(d)(2)(i) or any successor provision under the Exchange Act.

9.      Purchase of Shares.

        (a)      On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option (an “Option”) to purchase on the last business day of such Plan Period (the “Exercise Date”), at the Option Price hereinafter provided for, such number of whole shares of Common Stock of the Company reserved for the purposes of the Plan as does not exceed the number of shares determined by dividing 15% of such employee’s annualized Compensation for the immediately prior six-month period by the price determined in accordance with the formula set forth in the following paragraph but using the closing price on the Offering Commencement Date of such Plan Period.

        (b)      The Option Price for each share purchased will be 85% of the closing price of the Common Stock on (i) the first business day of such Plan Period or (ii) the Exercise Date, whichever closing price shall be less. Such closing price shall be (A) the closing price of the Common Stock on any national securities exchange on which the Common Stock is listed, or (B) the closing price of the Common Stock on the Nasdaq National Market (“Nasdaq”) or (C) the average of the closing bid and asked prices in the over-the-counter market, whichever is applicable, as published in The Wall Street Journal. If no sales of Common Stock were made on such a day, the price of the Common Stock for purposes of clauses (A) and (B) above shall be the reported price for the next preceding day on which sales were made.

        (c)      Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for pursuant to the formula set forth above (but not in excess of the maximum number determined in the manner set forth above).

        (d)      Any balance remaining in an employee’s payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the employee’s payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee’s account shall be refunded.

10.      Issuance of Certificates. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company’s sole discretion) in the street name of a brokerage firm, bank or other nominee holder designated by the employee.

11.      Rights on Retirement, Death or Termination of Employment. In the event of a participating employee’s termination of employment prior to the last business day of a Plan Period (whether as a result of the employee’s voluntary or involuntary termination, retirement, death or otherwise), no payroll deduction shall be taken from any pay due and owing to the employee and the balance in the employee’s payroll deduction account shall be paid to the employee or, in the event of the employee’s death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee’s estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

12.      Optionees Not Stockholders. Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him.

13.      Rights Not Transferable. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee’s lifetime only by the employee.

14.      Application of Funds. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

15.      Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock (other than the Company’s one-for-two reverse stock split effective as of October 24, 1994), such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

16.      Merger.

        (a)      If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation (“Continuity of Control”), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger, and the Board or the Committee shall take such steps in connection with such merger as the Board or the Committee shall deem necessary to assure that the provisions of Section 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

        (b)      In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (i) subject to the provisions of clauses (ii) and (iii), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (ii) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (iii) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

17.      Amendment of the Plan. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the stockholders of the Company is required by Section 423 of the Code or by Rule 16b-3 under the Exchange Act, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 16 of the Exchange Act and the rules promulgated thereunder, as in effect from time to time, or Section 423 of the Code.

18.      Insufficient Shares. In the event that the total number of shares of Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis.

19.      Termination of the Plan. This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the payroll deduction accounts of participating employees shall be promptly refunded.

20.      Governmental Regulations.

        (a)      The Company’s obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on Nasdaq and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

        (b)      The Plan shall be governed by the laws of the State of Delaware except to the extent that such law is preempted by federal law.

        (c)      The Plan is intended to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act. Any provision inconsistent with such Rule shall to that extent be inoperative and shall not affect the validity of the Plan.

21.      Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

22.      Notification upon Sale of Shares. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

23.      Effective Date and Approval of Stockholders. The Plan shall take effect upon the closing of the Company’s initial public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, subject to approval by the stockholders of the Company as required by Rule 16b-3 under the Exchange Act and by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

Adopted by the Board of Directors on October 4, 1994

Approved by the stockholders on October 24, 1994

RSA SECURITY INC.

Amendment No. 1

to

1994 Employee Stock Purchase Plan

1.	That the Company’s 1994 Employee Stock Purchase Plan (the “Purchase Plan”) be amended to delete the phrase

“, except that, unless otherwise permitted under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder, any employee who is also a director and/or officer of the Company within the meaning of Section 16 of the Exchange Act may not (a) withdraw less than all of the balance accumulated in such employee’s payroll deduction account or (b) participate again for a period of at least six months as provided in Rule 16b-3(d)(2)(i) or any successor provision under the Exchange Act”

appearing at the end of Section 8 of the 1994 Employee Stock Purchase Plan.

2.	That the 1994 Employee Stock Purchase Plan be further amended to delete in its entirety Section 13 thereof (pertaining to the nontransferability of rights under the 1994 Employee Stock Purchase Plan) and to renumber the remaining Sections of the 1994 Employee Stock Purchase Plan, and any and all cross references thereto contained in the 1994 Employee Stock Purchase Plan, accordingly.

3.	That the 1994 Employee Stock Purchase Plan be further amended to define the term “Exchange Act” first appearing in Section 17 of the 1994 Employee Stock Purchase Plan (renumbered as Section 16 pursuant to the preceding resolution) as “the Securities Exchange Act of 1934, as amended.”

Adopted by the Board of Directors on February 12, 1997

RSA SECURITY INC.

Amendment No. 2

to

1994 Employee Stock Purchase Plan, as amended

     The 1994 Employee Stock Purchase Plan, as amended (the “Purchase Plan”), is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Purchase Plan):

     The second sentence of the introduction to the Purchase Plan shall be deleted in its entirety and replaced with the following:

     “One Million (1,000,000) shares of Common Stock have been approved for this purpose.”

     Except as aforesaid, the Purchase Plan shall remain in full force and effect.

Adopted by the Board of Directors on July 1, 1999

Approved by the stockholders on July 30, 1999

RSA SECURITY INC.

Amendment No. 3

to

1994 Employee Stock Purchase Plan, as amended

     The 1994 Employee Stock Purchase Plan, as amended (the “Purchase Plan”), is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Purchase Plan):

     The second sentence of the introduction to the Purchase Plan shall be deleted in its entirety and replaced with the following:

One Million Four Hundred Thousand (1,400,000) shares of Common Stock (before giving effect to the three-for-two stock split, payable in the form of a stock dividend on the Common Stock, declared by the Board of Directors on February 1, 2001, which is to be effected on or about March 23, 2001) have been approved for this purpose.”

        Except as aforesaid, the Purchase Plan shall remain in full force and effect.

Adopted by the Board of Directors on January 17, 2001

Approved by the stockholders on April 27, 2001

RSA SECURITY INC.

Amendment No. 4

to

1994 Employee Stock Purchase Plan, as amended

     The 1994 Employee Stock Purchase Plan, as amended (the “Purchase Plan”), is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Purchase Plan):

     The second sentence of the introduction to the Purchase Plan shall be deleted in its entirety and replaced with the following:

        “Three Million One Hundred Thousand (3,100,000) shares of Common Stock have been approved for this purpose.”

        Except as aforesaid, the Purchase Plan shall remain in full force and effect.

Adopted by the Board of Directors on January 22, 2003

Approved by the stockholders on May 20, 2003

RSA SECURITY INC.

Amendment No. 5

to

1994 Employee Stock Purchase Plan, as amended

     The 1994 Employee Stock Purchase Plan, as amended (the “Purchase Plan”), is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Purchase Plan):

     The second sentence of the introduction to the Purchase Plan shall be deleted in its entirety and replaced with the following:

     “Four Million One Hundred Thousand (4,100,000) shares of Common Stock have been approved for this purpose.”

     Except as aforesaid, the Purchase Plan shall remain in full force and effect.

Adopted by the Board of Directors on January 26, 2005

RSA SECURITY INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 26, 2005

THE BOARD OF DIRECTORS OF RSA SECURITY IS SOLICITING THIS PROXY.
PLEASE RETURN IT AS SOON AS POSSIBLE

By signing below, you acknowledge that you have received notice of the Annual Meeting of Stockholders and RSA Security’s proxy statement for the Annual Meeting, you revoke all prior proxies, and you appoint Arthur W. Coviello, Jr. and Margaret K. Seif, and each of them, your attorneys (also known as “proxy holders”), with full power of substitution, to (1) attend on your behalf the Annual Meeting of Stockholders of RSA SECURITY INC. to be held on Thursday, May 26, 2005 at 11:00 a.m. at RSA Security’s offices, 174 Middlesex Turnpike, Bedford, Massachusetts, and any adjournments of the meeting, and (2) vote all shares of RSA Security stock that that you are entitled to vote and otherwise act on your behalf upon the following matters proposed by RSA Security, with all the powers you would possess if you were personally present. None of the following proposals is conditioned upon the approval of any other proposal.

In their discretion, the proxy holders are authorized to vote upon other matters, if any, that may properly come before the Annual Meeting or any adjournments of the meeting. The proxy holders will vote your shares as you direct below. If you leave any matter on this proxy card blank, the proxy holders will vote your shares as recommended by our Board of Directors. Your attendance at the Annual Meeting or at any adjournment of the meeting will not, by itself, revoke this proxy unless you revoke the proxy in writing.

IF THIS PROXY IS PROPERLY EXECUTED, THE PROXY HOLDERS WILL VOTE THE PROXY IN ACCORDANCE WITH YOUR INSTRUCTIONS BELOW. UNLESS YOU INSTRUCT OTHERWISE, THE PROXY HOLDERS WILL VOTE “FOR” EACH OF THE DIRECTOR NOMINEES AND “FOR” PROPOSALS 2-4.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

RSA SECURITY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES AND A VOTE “FOR” PROPOSALS 2-4.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE.

Note: Please sign exactly as your name appears on this proxy. When shares are held by joint owners, both need to sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in the corporation’s name by an authorized officer, giving the officer’s full title. If a partnership, please sign in the partnership’s name by an authorized person, giving the person’s full title.

Has your address changed? Do you have any comments?

DETACH HERE

RSA SECURITY INC.

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE

1.	To elect the following nominees for Class II Director to serve for the next three years (except as marked below):

Nominees:	(01) Richard A. DeMillo (02) Richard L. Earnest

☐ FOR ALL NOMINEES	☐ WITHHOLD FROM ALL NOMINEES

☐

For all nominees except as noted above

2.	To approve RSA Security’s 2005 Stock Incentive Plan.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	To approve an amendment to RSA Security’s 1994 Employee Stock Purchase Plan to increase the number of shares of the company’s Common Stock that the company may issue under the plan from 3,100,000 to 4,100,000 shares.

☐ FOR ☐ AGAINST ☐ ABSTAIN

4.	To ratify the appointment of Deloitte & Touche LLP as RSA Security’s independent public auditors for the year ending December 31, 2005.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Mark box at right if you plan to attend the meeting.	☐

Mark box at right if an address change or comment has been noted on the reverse side of this card.	☐

In their discretion, the proxy holders are authorized to vote upon other business, if any, that may properly come before the Annual Meeting and any adjournment of the meeting.

Please be sure to sign and date this Proxy.

Signature:	Date:

Signature:	Date:

Your vote is important. Please vote immediately.

Vote-by-Internet	Vote-by-Telephone
Log on to the Internet and go to http://www.eproxyvote.com/rsas	Call toll free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.